The financial data in this document is dated February 9, 2009 and has not been updated since that date. LNC does not intend to update this document.

Lincoln Financial Group

Table of Contents

Fourth Quarter

2008

LFG Analyst Coverage	i
Notes	ii-iii

Financial Highlights	1-3
Consolidated Operating Expense Detail	4
Results Summary	5
Details Underlying Realized Loss, After-DAC	6
Consolidated Statements of Income	7
Consolidating Statements of Income from Operations - Current Year - Quarter	8
Consolidating Statements of Income from Operations - Prior Year - Quarter	9
Consolidating Statements of Income from Operations - Current Year - Year-to-Date	10
Consolidating Statements of Income from Operations - Prior Year - Year-to-Date	11
Consolidated Balance Sheets	12
Balance Sheet Data - Segment Highlights	13

Retirement Solutions
Annuities:
Income Statements and Operational Data	14
Roll Forwards of DAC, VOBA, DFEL and DSI	15
Account Value Roll Forward	16
Account Values, Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type	17
Defined Contribution:
Income Statements and Operational Data	18
Account Value Roll Forward	19
Account Value Roll Forward - By Product and Supplemental Data	20

Insurance Solutions
Life Insurance:
Income Statements and Operational Data	21
Operational Data and Account Value Roll Forward	22
Group Protection:
Income Statements and Operational Data	23

Investment Management
Income Statements and Operational Data	24
Assets Under Management Roll Forward	25-26

Lincoln UK
Income Statements and Operational Data	27

Other Operations	28

Discontinued Operations	28

Domestic Deposits, Account Balances, and Net Flows	29

Consolidated Investment Data
Assets Managed	30
Other Investment Data	31

12/31/2008	i

LFG Analyst Coverage

Fourth Quarter, 2008

FIRM	ANALYST	PHONE NUMBER
Barclays Capital	Eric Berg	212-526-2805
Citigroup	Colin Devine	212-816-1682
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Darin Arita	212-250-7321
Dowling & Partners	Paul Goulekas	860-676-8600
Fox-Pitt Kelton Cochran Caronia Waller	Mark Finkelstein	312-425-4079
Goldman Sachs & Company	Christopher Neczypor	212-357-8512
JP Morgan	Jimmy Bhullar	212-622-6397
Keefe, Bruyette & Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Merrill Lynch	Ed Spehar	212-449-4245
Morgan Stanley	Nigel Dally	914-225-4836
Raymond James & Associates	Steven Schwartz	312-612-7686
Sanford C. Bernstein	Suneet Kamath	212-756-4587
Sterne, Agee & Leach	John Nadel	212-338-4717
UBS	Andrew Kligerman	212-713-2492
Wachovia Securities	John Hall	212-214-8032

Investor inquiries may be directed to:

Jim Sjoreen, Vice President, Investor Relations

Email: Jim.Sjoreen@lfg.com

Voice: (484) 583-1420

Fax: (484) 593-3962

Note: This list is provided for informational purposes only. LFG does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

**Statistical data will be available immediately after the release of earnings for each quarter through LNC’s Investor Relations website:        http://www.LincolnFinancial.com/investor

12/31/2008	ii

NOTES

Definitions and Presentation

“Income (loss) from operations,” “operating revenues” and “return on capital” are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and return on stockholders’ equity. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):

•	Sale or disposal of securities;

•	Impairments of securities;

•	Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

•

Change in the fair value of the embedded derivatives of our guaranteed living benefits within our variable annuities (“GLB”) net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative (“GLB net derivatives results”);

•

Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our guaranteed death benefit (“GDB”) riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments (“GDB derivative results”); and

•

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and SFAS 157 (“indexed annuity forward-starting option”);

•	Income (loss) from the initial adoption of changes in accounting principles;

•	Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

•	Losses on early retirement of debt, including subordinated debt;

•	Losses from the impairment of intangible assets; and

•	Income (loss) from discontinued operations.

•	Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);

•	Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

•	Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

•

Return on capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income (loss) from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders’ equity represents the effect of leveraging on our consolidated results.

Income (loss) from operations, operating revenues and return on capital are financial measures we use to evaluate and assess our results. Our management and Board of Directors believe that these performance measures explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

•

Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force, spreads and assets under management.

•	Sales as reported consist of the following:

•

Universal life (“UL”) (excluding linked-benefit products) and variable universal life (“VUL”), including corporate-owned life insurance (“COLI”) and bank-owned life insurance (“BOLI”) - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;

•	Whole life and term - 100% of first year paid premiums;

•	Linked-benefit - 15% of premium deposits;

•	Annuities - deposits from new and existing customers;

•	Group Protection - annualized first year premiums from new policies; and

•	Investment Management retail sales and institutional inflows - contributions, transfer in kind purchases and reinvested dividends for new and existing accounts.

Our roll forwards of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) disclose the net impact of prospective and retrospective unlocking on amortization for these accounts. This information helps explain a source of volatility in amortization.

•

Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits (“EGPs”) used to amortize DAC, VOBA, DFEL, DSI and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. We may also have prospective unlocking if we experience long-term or significant deviations from expected equity market returns requiring a change to best estimate projections of EGPs and reversion to the mean (“RTM”) prospective unlocking of DAC, VOBA, DFEL, DSI and other contract holder funds. These updates to assumptions result in unlocking that represents an increase or decrease to our carrying value of DAC, VOBA, DFEL, DSI and other contract holder funds based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization. In addition, in the third quarter of each year during our annual prospective unlocking review, we may identify and implement actuarial modeling refinements which can result in prospective and retrospective unlocking impacts that impact DAC, VOBA, DSI, DFEL and SOP 03-1, SFAS 133 and SFAS 157 reserves.

iii

In the fourth quarter of 2008, we updated our RTM process for equity market performance, which resulted in an unfavorable $223 million, after-tax, impact to income (loss) from continuing operations. Details underlying the decrease were as follows (in millions):

Insurance fees:
Retirement Solutions - Annuities	$26
Insurance Solutions - Life Insurance	16

Total insurance fees	42

Realized gain:
GLB	70

Total realized gain	70

Total revenues	112

Interest credited:
Retirement Solutions - Annuities	37

Total interest credited	37

Benefits:
Retirement Solutions - Annuities	8
Retirement Solutions - Defined Contribution	1

Total benefits	9

Underwriting, acquisition, insurance and other expenses:
Retirement Solutions - Annuities	305
Retirement Solutions - Defined Contribution	39
Insurance Solutions - Life Insurance	65

Total underwriting, acquisition, insurance and other expenses	409

Total benefits and expenses	455

Loss from continuing operations before taxes	(343)
Federal income tax benefit	(120)

Loss from continuing operations	$(223)

•

Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period. To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

•

Our unlocking process also includes our reserves for our guaranteed benefit features and is described more fully in “Part II - Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Estimates” of our 2007 Form 10-K.

Book value per share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, by (b) common shares outstanding. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues.

After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

During the fourth quarter of 2007, we entered into definitive agreements to sell our television broadcasting, Charlotte radio and sports programming businesses. The divestiture of the sports programming business closed on November 30, 2007, the Charlotte radio station business closed on January 31, 2008 and the television broadcasting closed on March 31, 2008. Accordingly, in the periods prior to the closings, the assets and liabilities of these businesses not sold have been reclassified as held-for-sale for all periods presented, and are reported within other assets and other liabilities on our Consolidated Balance Sheets. The results of operations of these businesses have been reclassified into income (loss) from discontinued operations for all periods presented on the Financial Highlights, Results Summary and Consolidated Statements of Income pages.

Inter-segment transfer refers to a transfer from Retirement Solutions - Annuities to Retirement Solutions - Defined Contribution.

Reclassifications

Subsequent to the second quarter of 2008, we announced the realignment of our segments under our former Individual Markets and Employer Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. In addition to the realignment, the results of our Executive Benefits business are no longer reported separately, but are included in our Life Insurance segment. We have restated all periods presented to conform to the new alignment of our businesses and segments. We view the changes to the existing segments as immaterial.

12/31/2008	PAGE 1

Financial Highlights

Unaudited (in millions, except per share data)

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2008	2007	Amount	%	2008	2007	Amount	%
Income (Loss) from Operations - By Segment
Annuities	$(171.7)	$118.9	$(290.6)	NM	$193.2	$484.8	$(291.6)	-60.1%
Defined Contribution	(1.1)	43.1	(44.2)	NM	122.8	181.3	(58.5)	-32.3%

Total Retirement Solutions	(172.8)	162.0	(334.8)	NM	316.0	666.1	(350.1)	-52.6%

Life Insurance	82.5	170.6	(88.1)	-51.6%	540.8	718.9	(178.1)	-24.8%
Group Protection	18.4	28.2	(9.8)	-34.8%	104.1	113.5	(9.4)	-8.3%

Total Insurance Solutions	100.9	198.8	(97.9)	-49.2%	644.9	832.4	(187.5)	-22.5%

Investment Management	(4.3)	27.0	(31.3)	NM	28.1	76.4	(48.3)	-63.2%
Lincoln UK	9.4	12.7	(3.3)	-26.0%	50.4	45.6	4.8	10.5%
Other Operations	(54.8)	(59.3)	4.5	7.6%	(181.1)	(173.3)	(7.8)	-4.5%

Income (Loss) from Operations (1)	(121.6)	341.2	(462.8)	NM	858.3	1,447.2	(588.9)	-40.7%
Excluded realized loss, after-tax (2)	(219.1)	(102.3)	(116.8)	NM	(493.6)	(119.8)	(373.8)	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax	0.4	0.4	—	—	1.7	(6.6)	8.3	125.8%
Impairment of intangibles, after-tax (3)	(165.6)	—	(165.6)	NM	(304.6)	—	(304.6)	NM
Income (loss) from discontinued operations, after-tax (4)	0.4	(126.8)	127.2	100.3%	(5.0)	(106.2)	101.2	95.3%

Net Income (Loss)	$(505.5)	$112.5	$(618.0)	NM	$56.8	$1,214.6	$(1,157.8)	-95.3%

Earnings Per Share (Diluted) (5) (6)
Income (loss) from operations (1)	$(0.48)	$1.26	$(1.74)	NM	$3.31	$5.28	$(1.97)	-37.3%
Excluded realized loss, after-tax (2)	(0.85)	(0.38)	(0.47)	NM	(1.91)	(0.43)	(1.48)	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax	—	—	—	NM	0.01	(0.03)	0.04	133.3%
Impairment of intangibles, after-tax (3)	(0.65)	—	(0.65)	NM	(1.17)	—	(1.17)	NM
Loss from discontinued operations, after-tax (4)	—	(0.47)	0.47	100.0%	(0.02)	(0.39)	0.37	94.9%

Net Income (Loss)	$(1.98)	$0.41	$(2.39)	NM	$0.22	$4.43	$(4.21)	-95.0%

Operating Revenues - By Segment
Annuities	$693.7	$672.3	$21.4	3.2%	$2,610.2	$2,533.3	$76.9	3.0%
Defined Contribution	217.9	243.3	(25.4)	-10.4%	935.8	985.5	(49.7)	-5.0%

Total Retirement Solutions	911.6	915.6	(4.0)	-0.4%	3,546.0	3,518.8	27.2	0.8%

Life Insurance	1,039.4	1,068.2	(28.8)	-2.7%	4,250.1	4,188.8	61.3	1.5%
Group Protection	412.5	380.6	31.9	8.4%	1,639.6	1,499.6	140.0	9.3%

Total Insurance Solutions	1,451.9	1,448.8	3.1	0.2%	5,889.7	5,688.4	201.3	3.5%

Investment Management	83.2	139.0	(55.8)	-40.1%	437.7	590.2	(152.5)	-25.8%
Lincoln UK	64.4	98.3	(33.9)	-34.5%	327.7	370.2	(42.5)	-11.5%
Other Operations	98.6	128.0	(29.4)	-23.0%	438.4	473.3	(34.9)	-7.4%

Total Operating Revenues	2,609.7	2,729.7	(120.0)	-4.4%	10,639.5	10,640.9	(1.4)	—
Excluded realized loss, pre-tax (2)	(337.1)	(147.9)	(189.2)	NM	(759.2)	(175.0)	(584.2)	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	0.7	—	—	2.7	9.4	(6.7)	-71.3%

Total Revenues	$2,273.3	$2,582.5	$(309.2)	-12.0%	$9,883.0	$10,475.3	$(592.3)	-5.7%

(1)

Income (loss) from operations included restructuring charges, after-tax, of $5.3 million, or 2 cents per share, and $1.9 million, or 1 cent per share, for the quarters ended December 31, 2008 and 2007, respectively, and $6.9 million, or 3 cents per share, and $13.2 million, or 5 cents per share, for the years ended December 31, 2008 and 2007, respectively.

(2)	See page 6 for detail.
(3)

During the second and fourth quarters of 2008, we recorded goodwill impairment of $83.4 million and $80.7 million, respectively, and FCC license intangible impairment of $91.6 million, pre-tax, $55.6 million, after-tax, and $124.6 million, pre-tax, $76.9 million, after-tax, respectively, for our media business. During the fourth quarter of 2008, we also recorded goodwill impairment on our Lincoln UK segment of $12.1 million, pre-tax, $7.9 million, after-tax. In addition, we recorded other intangible asset impairment of $0.2 million, pre-tax, $0.1 million, after-tax, in the fourth quarter of 2008.

(4)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 28 for details.
(5)

The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc stock option incentive plan. See page 5 for detail of minority interest adjustments.

(6)

As a result of the net loss in the fourth quarter of 2008, shares used in the earnings (loss) per share calculation represent basic shares, since using diluted shares would have been anti-dilutive to the calculation. In the absence of the net loss, weighted average diluted shares for the fourth quarter of 2008 would have totaled 257.6 million.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 2

Financial Highlights (Continued)

Unaudited (billions of dollars)

Operational Data by Segment

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2008	2007	Amount	%	2008	2007	Amount	%
Retirement Solutions - Annuities
Gross deposits	$2.320	$3.882	$(1.562)	-40.2%	$11.730	$13.457	$(1.727)	-12.8%
Net flows	0.376	1.809	(1.433)	-79.2%	4.090	4.991	(0.901)	-18.1%
Account values (gross)	58.580	76.465	(17.885)	-23.4%	58.580	76.465	(17.885)	-23.4%
Account values (net of reinsurance)	57.455	75.113	(17.658)	-23.5%	57.455	75.113	(17.658)	-23.5%
Retirement Solutions - Defined Contribution
Gross deposits (1)	1.241	1.264	(0.023)	-1.8%	5.547	5.549	(0.002)	—
Net flows	0.171	(0.091)	0.262	287.9%	0.781	0.337	0.444	131.8%
Account values - annuities	22.226	28.765	(6.539)	-22.7%	22.226	28.765	(6.539)	-22.7%
Alliance and Smart Future mutual funds	6.652	7.293	(0.641)	-8.8%	6.652	7.293	(0.641)	-8.8%
Total annuities and mutual fund account values	28.878	36.058	(7.180)	-19.9%	28.878	36.058	(7.180)	-19.9%

Insurance Solutions - Life Insurance
Sales (in millions) (2)	$211.4	$221.6	$(10.2)	-4.6%	$741.0	$837.0	$(96.0)	-11.5%
Life insurance in force	545.221	535.517	9.704	1.8%	545.221	535.517	9.704	1.8%
Account values	31.753	32.558	(0.805)	-2.5%	31.753	32.558	(0.805)	-2.5%
Insurance Solutions - Group Protection
Annualized sales (in millions)	129.0	142.6	(13.6)	-9.5%	316.1	326.1	(10.0)	-3.1%
Loss ratio (3)	72.8%	70.7%	NM	NM	71.4%	70.7%	NM	NM

Investment Management
Retail sales	$2.594	$3.592	$(0.998)	-27.8%	$11.383	$13.279	$(1.896)	-14.3%
Retail net flows	(2.106)	(0.649)	(1.457)	NM	(5.024)	(1.027)	(3.997)	NM
Institutional inflows	1.186	2.230	(1.044)	-46.8%	4.614	10.472	(5.858)	-55.9%
Institutional net flows	(1.194)	(0.302)	(0.892)	NM	(4.246)	(0.346)	(3.900)	NM
Total sales and inflows	3.780	5.822	(2.042)	-35.1%	15.997	23.751	(7.754)	-32.6%
Total net flows	(3.300)	(0.951)	(2.349)	NM	(9.270)	(1.373)	(7.897)	NM
Assets under management - retail and institutional	54.542	85.357	(30.815)	-36.1%	54.542	85.357	(30.815)	-36.1%
Assets under management - general account	65.680	67.417	(1.737)	-2.6%	65.680	67.417	(1.737)	-2.6%
Assets under management - total segment	120.222	152.774	(32.552)	-21.3%	120.222	152.774	(32.552)	-21.3%

Consolidated
Domestic retail deposits	$6.353	$9.006	$(2.653)	-29.5%	$28.803	$33.205	$(4.402)	-13.3%
Domestic retail account balances	140.500	181.645	(41.145)	-22.7%	140.500	181.645	(41.145)	-22.7%
Domestic retail net flows	(0.684)	1.991	(2.675)	NM	2.542	7.483	(4.941)	-66.0%
Domestic deposits	7.430	11.044	(3.614)	-32.7%	33.130	43.156	(10.026)	-23.2%
Domestic net flows	(1.748)	1.821	(3.569)	NM	(1.239)	7.419	(8.658)	NM
Assets under management	178.008	236.727	(58.719)	-24.8%	178.008	236.727	(58.719)	-24.8%

(1)	Includes deposits for mutual funds, which are not included on our Consolidated Balance Sheets.
(2)

Sales consist of first year commissionable premiums of UL and VUL, including COLI and BOLI, plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target; first year paid premiums for whole life and term products; and 15% of premium deposits for linked-benefit products.

(3)	Represents combined loss ratio for life, disability and dental businesses.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 3

Financial Highlights (Continued)

Unaudited (millions of dollars)

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2008	2007	Amount	%	2008	2007	Amount	%
Balance Sheet Assets - End-of-Period	$163,135.8	$191,435.1	$(28,299.3)	-14.8%	$163,135.8	$191,435.1	$(28,299.3)	-14.8%

Stockholders’ Equity
Beginning-of-period (including AOCI)	$9,500.1	$11,962.9	$(2,462.8)	-20.6%	$11,718.4	$12,201.0	$(482.6)	-4.0%
End-of-period (including AOCI)	7,976.8	11,718.4	(3,741.6)	-31.9%	7,976.8	11,718.4	(3,741.6)	-31.9%
End-of-period (excluding AOCI)	10,780.3	11,493.1	(712.8)	-6.2%	10,780.3	11,493.1	(712.8)	-6.2%
Average equity (excluding AOCI)	11,045.3	11,629.6	(584.3)	-5.0%	11,290.3	11,591.4	(301.1)	-2.6%

Return on Equity
Net income (loss)/average equity (excluding AOCI)	-18.3%	3.9%			0.5%	10.5%
Income (loss) from operations/average equity (excluding AOCI)	-4.4%	11.7%			7.6%	12.5%

Return on Capital
Income (loss) from operations/average capital	-1.8%	9.5%			6.3%	10.1%

Common Stock Outstanding
Average for the period - diluted (1)	255.4	269.4	(14.0)	-5.2%	259.4	273.9	(14.5)	-5.3%
End-of-period - assuming conversion of preferreds	256.1	264.4	(8.3)	-3.1%	256.1	264.4	(8.3)	-3.1%
End-of-period - diluted	257.7	266.2	(8.5)	-3.2%	257.7	266.2	(8.5)	-3.2%

Book value (including AOCI)	$31.15	$44.32	$(13.17)	-29.7%	$31.15	$44.32	$(13.17)	-29.7%
Book value (excluding AOCI)	42.09	43.47	(1.37)	-3.2%	42.09	43.47	(1.37)	-3.2%

Cash Returned to Shareholders
Share repurchase - dollar amount	$—	$299.9	$(299.9)	-100.0%	$475.5	$986.2	$(510.7)	-51.8%
Dividends declared	53.7	109.8	(56.1)	-51.1%	373.7	430.2	(56.5)	-13.1%

Total Cash Returned to Shareholders	$53.7	$409.7	$(356.0)	-86.9%	$849.2	$1,416.4	$(567.2)	-40.0%

Share repurchase - number of shares	—	5.07	(5.07)	-100.0%	9.09	15.38	(6.29)	-40.9%
Dividend declared on common stock - per share	$0.210	$0.415	$(0.205)	-49.4%	$1.455	$1.600	$(0.145)	-9.1%
Dividend payout ratio (2)	-10.6%	101.2%			661.4%	36.1%
Annualized yield (3)	4.5%	2.9%			7.7%	2.7%

Comprehensive Income (Loss)
Net income (loss)	$(505.5)	$112.5	$(618.0)	NM	$56.8	$1,214.6	$(1,157.8)	-95.3%
Net unrealized gain (loss) on available-for-sale securities	(750.8)	30.0	(780.8)	NM	(2,740.5)	(407.2)	(2,333.3)	NM
Net unrealized gain on derivative instruments	73.6	20.4	53.2	260.8%	74.9	13.4	61.5	NM
Foreign currency translation adjustment	(114.9)	(18.0)	(96.9)	NM	(169.3)	10.5	(179.8)	NM
Funded status of employee benefit plans	(201.1)	(3.9)	(197.2)	NM	(193.8)	(4.6)	(189.2)	NM

Comprehensive Income (Loss)	$(1,498.7)	$141.0	$(1,639.7)	NM	$(2,971.9)	$826.7	$(3,798.6)	NM

Ratios
Debt to total capitalization (4)	25.0%	22.2%			25.0%	22.2%
Debt to equity (4)	33.4%	28.6%			33.4%	28.6%

Ratings as of February 9, 2009
	A.M. Best	Fitch	Moody's	Standard & Poor's
Senior Debt Ratings	a	A	A3	A+

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA

(1)

As a result of the net loss in the fourth quarter of 2008, shares used in the earnings (loss) per share calculation represent basic shares, since using diluted shares would have been anti-dilutive to the calculation. In the absence of the net loss, weighted average diluted shares for the fourth quarter of 2008 would have totaled 257.6 million.

(2)	Indicated dividend divided by net income (loss) per share.
(3)	Indicated dividend divided by the closing price.
(4)

Equity used in calculation excludes AOCI and $375 million of senior notes issued in October of 2007 because the proceeds were reinvested in a pool of long-term assets. Capital securities are considered 25% debt and 75% equity.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 4

Consolidated Operating Expense Detail

Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Commissions	$501.9	$426.6	$434.4	$434.1	$409.1	-18.5%	$1,882.1	$1,704.2	-9.5%

General and Administrative Expenses
General and administrative expenses	432.7	400.6	401.1	396.9	430.4	-0.5%	1,674.2	1,629.0	-2.7%
Merger-related expenses	23.6	13.8	14.9	12.6	8.1	-65.7%	79.4	49.4	-37.8%

Total General and Administrative Expenses Excluding Broker-Dealer	456.3	414.4	416.0	409.5	438.5	-3.9%	1,753.6	1,678.4	-4.3%

Communications expenses	13.5	15.5	15.4	14.1	14.8	9.6%	56.5	59.8	5.8%
Restructuring charges associated with merger-related cost saving initiatives	4.3	0.9	1.2	0.4	0.1	-97.7%	21.7	2.6	-88.0%
Restructuring charges for expense initiatives	(1.4)	—	—	—	8.0	NM	(1.4)	8.0	NM
Taxes, licenses and fees	48.6	62.3	52.3	60.3	49.0	0.8%	218.1	223.9	2.7%
Interest and debt expense	80.3	75.4	64.8	68.6	72.3	-10.0%	284.0	281.1	-1.0%

Total Commissions and Expenses Incurred	1,103.5	995.1	984.1	987.0	991.8	-10.1%	4,214.6	3,958.0	-6.1%

Less: Commissions and Expenses Capitalized	(554.4)	(456.5)	(464.7)	(464.2)	(471.2)	15.0%	(2,058.1)	(1,856.6)	9.8%

Amortization
Amortization of DAC and VOBA, net of interest	273.0	255.2	309.0	219.6	652.4	139.0%	1,064.9	1,436.2	34.9%
Amortization of intangibles	2.5	1.6	1.6	1.4	1.4	-44.0%	10.2	6.0	-41.2%

Total Amortization	275.5	256.8	310.6	221.0	653.8	137.3%	1,075.1	1,442.2	34.1%

Broker-Dealer Commissions and G&A	100.5	89.2	85.1	78.5	73.3	-27.1%	372.4	326.1	-12.4%

Total	$925.1	$884.6	$915.1	$822.3	$1,247.7	34.9%	$3,604.0	$3,869.7	7.4%

Merger-Related Expenses (1)
Severance and employee-related charges	$6.2	$3.1	$2.5	$1.2	$1.7	-72.6%	$21.3	$8.5	-60.1%
Systems integration and related expenses	15.1	9.3	12.0	9.6	7.5	-50.3%	56.3	38.4	-31.8%
Other expenses	6.6	2.3	1.6	2.2	(1.0)	NM	23.5	5.1	-78.3%

Total Merger-Related Expenses	$27.9	$14.7	$16.1	$13.0	$8.2	-70.6%	$101.1	$52.0	-48.6%

(1)	Represents merger-related expenses included in general and administrative expenses and restructuring charges.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate such date.

12/31/2008	PAGE 5

Results Summary

Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Operating Revenues
Annuities	$672.3	$622.6	$618.7	$675.2	$693.7	3.2%	$2,533.3	$2,610.2	3.0%
Defined Contribution	243.3	237.7	239.4	240.8	217.9	-10.4%	985.5	935.8	-5.0%

Total Retirement Solutions	915.6	860.3	858.1	916.0	911.6	-0.4%	3,518.8	3,546.0	0.8%

Life Insurance	1,068.2	1,053.1	1,086.0	1,071.6	1,039.4	-2.7%	4,188.8	4,250.1	1.5%
Group Protection	380.6	399.4	424.9	402.8	412.5	8.4%	1,499.6	1,639.6	9.3%

Total Insurance Solutions	1,448.8	1,452.5	1,510.9	1,474.4	1,451.9	0.2%	5,688.4	5,889.7	3.5%

Investment Management	139.0	120.3	124.3	109.9	83.2	-40.1%	590.2	437.7	-25.8%
Lincoln UK	98.3	85.6	97.9	79.8	64.4	-34.5%	370.2	327.7	-11.5%
Other Operations	128.0	117.9	110.1	111.8	98.6	-23.0%	473.3	438.4	-7.4%

Total Operating Revenues	2,729.7	2,636.6	2,701.3	2,691.9	2,609.7	-4.4%	10,640.9	10,639.5	0.0%
Excluded realized loss, pre-tax (1)	(147.9)	(45.3)	(120.3)	(256.5)	(337.1)	NM	(175.0)	(759.2)	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	0.7	0.7	0.6	0.7	0.0%	9.4	2.7	-71.3%

Total Revenues	$2,582.5	$2,592.0	$2,581.7	$2,436.0	$2,273.3	-12.0%	$10,475.3	$9,883.0	-5.7%

Income (Loss) from Operations (2)
Annuities	$118.9	$117.8	$116.2	$130.9	$(171.7)	NM	$484.8	$193.2	-60.1%
Defined Contribution	43.1	40.4	41.2	42.3	(1.1)	NM	181.3	122.8	-32.3%

Total Retirement Solutions	162.0	158.2	157.4	173.2	(172.8)	NM	666.1	316.0	-52.6%

Life Insurance	170.6	157.4	163.6	137.3	82.5	-51.6%	718.9	540.8	-24.8%
Group Protection	28.2	26.3	32.2	27.2	18.4	-34.8%	113.5	104.1	-8.3%

Total Insurance Solutions	198.8	183.7	195.8	164.5	100.9	-49.2%	832.4	644.9	-22.5%

Investment Management	27.0	12.1	15.0	5.3	(4.3)	NM	76.4	28.1	-63.2%
Lincoln UK	12.7	10.7	18.0	12.3	9.4	-26.0%	45.6	50.4	10.5%
Other Operations	(59.3)	(42.3)	(44.4)	(39.5)	(54.8)	7.6%	(173.3)	(181.1)	-4.5%

Income (Loss) from Operations (2)	341.2	322.4	341.8	315.8	(121.6)	NM	1,447.2	858.3	-40.7%
Excluded realized loss, after-tax (1)	(102.3)	(29.5)	(78.2)	(166.8)	(219.1)	NM	(119.8)	(493.6)	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax	0.4	0.4	0.4	0.4	0.4	0.0%	(6.6)	1.7	125.8%
Impairment of intangibles, after-tax (3)	—	—	(139.0)	—	(165.6)	NM	—	(304.6)	NM
Income (loss) from discontinued operations, after-tax (4)	(126.8)	(4.2)	(0.3)	(1.0)	0.4	100.3%	(106.2)	(5.0)	95.3%

Net Income (Loss)	$112.5	$289.1	$124.7	$148.4	$(505.5)	NM	$1,214.6	$56.8	-95.3%

	For the Three Months Ended					For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	Dec. 2007	Dec. 2008
Stockholders’ Equity
Beginning-of-period (including AOCI)	$11,962.9	$11,718.4	$11,086.3	$10,497.7	$9,500.1	$12,201.0	$11,718.4
End-of-period (including AOCI)	11,718.4	11,086.3	10,497.7	9,500.1	7,976.8	11,718.4	7,976.8
End-of-period (excluding AOCI)	11,493.1	11,408.0	11,306.0	11,310.4	10,780.3	11,493.1	10,780.3
Average equity (excluding AOCI)	11,629.6	11,450.5	11,357.0	11,308.2	11,045.3	11,591.4	11,290.3
Minority Interest Adjustment (5)	$0.9	$0.3	$0.2	$0.1	$—	$2.1	$0.6
Common Shares Outstanding
Average for the period - diluted (6)	269.4	262.8	259.6	257.6	255.4	273.9	259.4
End-of-period - diluted	266.2	260.5	257.8	256.9	257.7	266.2	257.7
Per Share Data (Diluted) (5) (6)
Net income (loss)	$0.41	$1.10	$0.48	$0.58	$(1.98)	$4.43	$0.22
Income (loss) from operations (2)	1.26	1.23	1.32	1.23	(0.48)	5.28	3.31
Stockholders’ Equity Per Share
Stockholders’ equity (including AOCI)	$44.32	$42.74	$40.85	$37.11	$31.15	$44.32	$31.15
Stockholders’ equity (excluding AOCI)	43.47	43.98	43.99	44.18	42.09	43.47	42.09
Dividends declared (common stock)	0.415	0.415	0.415	0.415	0.210	1.600	1.455
Return on Equity
Net income (loss)/average equity	3.9%	10.1%	4.4%	5.2%	-18.3%	10.5%	0.5%
Income (loss) from operations/average equity	11.7%	11.3%	12.0%	11.2%	-4.4%	12.5%	7.6%
Market Value of Common Stock
Highest price	$70.66	$58.11	$56.80	$59.99	$45.50	$74.72	$59.99
Lowest price	55.84	45.50	45.18	39.83	4.76	54.40	4.76
Closing price	58.22	52.00	45.32	42.81	18.84	58.22	18.84

(1)	See page 6 for detail.
(2)

Income (loss) from operations included after-tax restructuring charges of $5.3 million, or 2 cents per share, for the fourth quarter of 2008, $0.3 million, or -0- cents per share, for the third quarter of 2008, $0.8 million, or -0- cents per share, for the second quarter of 2008, $0.6 million or, -0- cents per share, for the first quarter of 2008 and $1.9 million, or 1 cent per share, for the fourth quarter of 2007.

(3)	See page 1 for detail.
(4)	Includes discontinued operations and the loss on disposition. See Discontinued Operations on page 28 for details.
(5)

The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc stock option incentive plan.

(6)

As a result of the net loss in the fourth quarter of 2008, shares used in the earnings (loss) per share calculation represent basic shares, since using diluted shares would have been anti-dilutive to the calculation. In the absence of the net loss, weighted average diluted shares for the fourth quarter of 2008 would have totaled 257.6 million.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate such date.

12/31/2008	PAGE 6

Details Underlying Realized Loss, After-DAC (1)

Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Pre-Tax
Operating realized gain (2):
Indexed annuity net derivatives results (3)	$(0.1)	$(1.4)	$(0.6)	$2.0	$(0.5)	NM	$2.2	$(0.5)	NM
GLB (4)	1.8	5.8	10.4	10.9	11.1	NM	5.5	38.2	NM
GDB hedge cost (5)	0.5	5.8	2.6	39.4	136.9	NM	(2.0)	184.7	NM

Total operating realized gain	2.2	10.2	12.4	52.3	147.5	NM	5.7	222.4	NM

Realized loss related to certain investments (6)	(108.8)	(41.1)	(124.6)	(313.9)	(569.5)	NM	(126.5)	(1,049.1)	NM
Gain (loss) on certain reinsurance derivative/trading securities (7)	(0.8)	0.4	1.5	(1.8)	3.4	NM	1.8	3.5	94.4%
GLB net derivatives results (8)	(37.4)	(6.7)	1.4	88.8	314.5	NM	(47.3)	398.0	NM
GDB derivative results (5)	(0.2)	(5.2)	(2.5)	(33.4)	(86.3)	NM	0.8	(127.4)	NM
Indexed annuity forward-starting option (9)	(6.9)	4.8	2.1	1.6	(1.4)	79.7%	(10.0)	7.1	171.0%
Gain on sale of subsidiaries/businesses	6.2	2.5	1.8	2.2	2.2	-64.5%	6.2	8.7	40.3%

Total excluded realized loss	(147.9)	(45.3)	(120.3)	(256.5)	(337.1)	NM	(175.0)	(759.2)	NM

Total Realized Loss	$(145.7)	$(35.1)	$(107.9)	$(204.2)	$(189.6)	-30.1%	$(169.3)	$(536.8)	NM

After-Tax
Operating realized gain (2):
Indexed annuity net derivatives results (3)	$(0.1)	$(0.9)	$(0.4)	$1.3	$(0.3)	NM	$1.4	$(0.3)	NM
GLB (4)	1.2	3.8	6.8	7.1	7.2	NM	3.6	24.9	NM
GDB hedge cost (5)	0.3	3.8	1.7	25.6	89.0	NM	(1.3)	120.1	NM

Total operating realized gain	1.4	6.7	8.1	34.0	95.9	NM	3.7	144.7	NM

Realized loss related to certain investments (6)	(71.4)	(27.1)	(80.6)	(204.0)	(370.1)	NM	(82.4)	(681.8)	NM
Gain (loss) on certain reinsurance derivative/trading securities (7)	(0.3)	0.6	0.6	(1.2)	2.2	NM	1.3	2.2	69.2%
GLB net derivatives results (8)	(24.2)	(4.2)	0.9	57.6	204.4	NM	(30.8)	258.7	NM
GDB derivative results (5)	(0.1)	(3.4)	(1.6)	(21.6)	(56.1)	NM	0.5	(82.7)	NM
Indexed annuity forward-starting option (9)	(4.5)	3.1	1.4	1.0	(0.9)	80.0%	(6.6)	4.6	169.7%
Gain (loss) on sale of subsidiaries/businesses	(1.8)	1.5	1.1	1.4	1.4	177.8%	(1.8)	5.4	NM

Total excluded realized loss	(102.3)	(29.5)	(78.2)	(166.8)	(219.1)	NM	(119.8)	(493.6)	NM

Total Realized Loss	$(100.9)	$(22.8)	$(70.1)	$(132.8)	$(123.2)	-22.1%	$(116.1)	$(348.9)	NM

Components of GLB Net Derivatives Results
Net valuation premium, net of reinsurance (10)	$15.1	$17.0	$19.2	$21.4	$22.3	47.7%	$51.3	$79.9	55.8%

Change in reserves hedged (10):
Unlocking	—	—	—	79.6	84.3	NM	1.9	163.9	NM
Other	(256.5)	(374.5)	213.4	(650.9)	(2,657.0)	NM	(305.2)	(3,469.0)	NM
Change in market value of derivative assets (10)	173.3	315.1	(245.8)	318.4	2,969.1	NM	167.4	3,356.8	NM

Hedge program ineffectiveness (10)	(83.2)	(59.4)	(32.4)	(252.9)	396.4	NM	(135.9)	51.7	138.0%

Change in reserves not hedged (10)	—	92.3	16.4	372.0	158.8	NM	—	639.5	NM
Associated amortization expense of DAC, VOBA, DSI and DFEL:
Unlocking	(11.9)	10.5	(0.6)	(100.7)	297.7	NM	(13.1)	206.9	NM
Other amortization	42.6	(33.6)	(1.2)	49.0	(560.7)	NM	50.4	(546.5)	NM
Loss from the initial impact of adopting SFAS 157, after-DAC	—	(33.5)	—	—	—	NM	—	(33.5)	NM

GLB Net Derivatives Results (8)	$(37.4)	$(6.7)	$1.4	$88.8	$314.5	NM	$(47.3)	$398.0	NM

(1)	DAC refers to the associated amortization expense of DAC, VOBA, DSI, and DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities.
(2)

We exclude from our definitions of income (loss) from operations and operating revenues any realized gains (losses) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

(3)

Represents the net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuities products. The change in the fair value of the liability for the embedded derivative represents the amount that is credited to the indexed annuity contract.

(4)

Represents the portion of the GLB rider fees calculated as the attributed fees in excess of the net valuation premium. Net valuation premium represents a level portion of rider fees required to fund potential living benefit claims. The attributed fees are the fees used in the calculation of the embedded derivative and represent net valuation premium plus a margin for risk/profit, as well as the non-performance risk factor required by SFAS 157 benefit costs.

(5)

We include the change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GDB riders, including our expected cost of the hedging instruments in operating realized gain. We exclude from our definition of income (loss) from operations the net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments.

(6)	See page 31 for detail.
(7)

Represents changes in the fair values of total return swaps (embedded derivatives) theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(8)

Represents the net valuation premium, the change in fair value of the embedded derivative liabilities of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of hedging. Refer to the table above titled “Components of GLB Net Derivatives Results” for a detailed breakout of the GLB net derivatives results line item.

(9)

Represents changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and SFAS 157. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the balance sheet, using current market indications of volatility and interest rates, which may vary significantly from period to period due to a number of factors and therefore can provide results that are not indicative of the underlying trends. In addition, $9.6 million, pre-tax, and $6.3 million, after-tax, is included in the first quarter of 2008 due to the initial impact of adopting SFAS 157.

(10)	Amounts are before the associated amortization expense of DAC, VOBA, DSI and DFEL.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 7

Consolidated Statements of Income

Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Revenues
Insurance premiums	$508.2	$508.8	$529.7	$533.2	$524.5	3.2%	$1,947.1	$2,096.2	7.7%
Surrender charges	25.1	27.3	25.6	30.0	29.0	15.5%	105.7	111.9	5.9%
Mortality assessments	328.4	330.8	337.3	340.4	347.1	5.7%	1,259.9	1,355.6	7.6%
Expense assessments (1)	495.1	454.1	479.4	421.0	407.4	-17.7%	1,824.6	1,761.9	-3.4%
Investment advisory fees	87.7	76.2	75.8	67.7	48.4	-44.8%	359.7	268.1	-25.5%
Net investment income	1,093.7	1,065.4	1,076.8	1,089.0	976.9	-10.7%	4,378.2	4,208.1	-3.9%
Realized loss (2)	(145.7)	(35.1)	(107.9)	(204.2)	(189.6)	-30.1%	(169.3)	(536.8)	NM
Amortization of deferred gains on business sold through reinsurance	19.3	19.1	19.1	19.1	19.0	-1.6%	83.9	76.3	-9.1%
Other revenues and fees	170.7	145.4	145.9	139.8	110.6	-35.2%	685.5	541.7	-21.0%

Total Revenues	2,582.5	2,592.0	2,581.7	2,436.0	2,273.3	-12.0%	10,475.3	9,883.0	-5.7%

Benefits and Expenses
Interest credited	618.7	611.7	612.7	624.7	653.1	5.6%	2,435.3	2,502.2	2.7%
Benefits (1)	696.2	677.5	684.6	836.8	957.8	37.6%	2,562.4	3,156.7	23.2%
Underwriting, acquisition, insurance and other expenses (1)	844.8	809.1	844.8	753.7	1,168.3	38.3%	3,320.0	3,575.9	7.7%
Interest and debt expense	80.3	75.4	64.8	68.6	72.3	-10.0%	284.0	281.1	-1.0%
Impairment of intangibles (3)	—	—	175.0	—	217.7	NM	—	392.7	NM

Total Benefits and Expenses	2,240.0	2,173.7	2,381.9	2,283.8	3,069.2	37.0%	8,601.7	9,908.6	15.2%

Income (loss) from continuing operations before taxes	342.5	418.3	199.8	152.2	(795.9)	NM	1,873.6	(25.6)	NM
Federal income tax expense (benefit) (1)	103.2	125.0	74.8	2.8	(290.0)	NM	552.8	(87.4)	NM

Income (Loss) from Continuing Operations	239.3	293.3	125.0	149.4	(505.9)	NM	1,320.8	61.8	-95.3%
Income (loss) from discontinued operations, net of federal income tax expense (benefit) (4)	(126.8)	(4.2)	(0.3)	(1.0)	0.4	100.3%	(106.2)	(5.0)	95.3%

Net Income (Loss)	$112.5	$289.1	$124.7	$148.4	$(505.5)	NM	$1,214.6	$56.8	-95.3%

Earnings (Loss) Per Share (Diluted) (5) (6)
Income (loss) from continuing operations	$0.88	$1.12	$0.48	$0.58	$(1.98)	NM	$4.82	$0.24	-95.0%
Loss from discontinued operations, net of federal income tax expense (benefit) (4)	(0.47)	(0.02)	—	—	—	100.0%	(0.39)	(0.02)	94.9%

Net Income (Loss)	$0.41	$1.10	$0.48	$0.58	$(1.98)	NM	$4.43	$0.22	-95.0%

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$9,337.0	$9,579.8	$9,995.5	$10,608.1	$11,651.7		$8,420.4	$9,579.8
Cumulative effect of adoption of SOP 05-1	—	—	—	—	—		(66.1)	—
Deferrals	554.4	456.5	464.7	464.2	471.2		2,058.1	1,856.6
Amortization, net of interest:
Unlocking	17.1	(10.9)	(17.5)	18.1	(556.1)		64.7	(566.4)
Other amortization	(290.1)	(244.3)	(291.5)	(237.7)	(96.3)		(1,129.6)	(869.8)

Deferrals, net of amortization included in underwriting, acquisition, insurance and other expenses	281.4	201.3	155.7	244.6	(181.2)		993.2	420.4
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	95.6	(1.4)	4.8	34.4	(142.6)		79.6	(104.8)
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	(111.3)	216.6	449.5	844.7	726.2		126.2	2,237.0
Foreign currency translation adjustment	(22.9)	(0.8)	2.6	(80.1)	(117.3)		12.5	(195.6)
Business acquired	—	—	—	—	—		14.0	—

Balance at End-of-Period	$9,579.8	$9,995.5	$10,608.1	$11,651.7	$11,936.8		$9,579.8	$11,936.8

Roll Forward of DFEL
Balance at beginning-of-period	$1,128.1	$1,183.1	$1,235.6	$1,281.5	$1,324.9		$976.9	$1,183.1
Cumulative effect of adoption of SOP 05-1	—	—	—	—	—		(2.0)	—
Deferrals	112.5	102.0	104.1	110.5	114.9		412.4	431.5
Amortization, net of interest:
Unlocking	(0.4)	(3.2)	(10.4)	15.1	(60.6)		(20.7)	(59.1)
Other amortization	(47.8)	(46.6)	(48.7)	(40.5)	(24.8)		(191.7)	(160.6)

Deferrals, net of amortization included in expense assessments	64.3	52.2	45.0	85.1	29.5		200.0	211.8
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	2.0	0.8	(0.5)	(2.4)	(15.3)		1.8	(17.4)
Foreign currency translation adjustment	(11.3)	(0.5)	1.4	(39.3)	(57.5)		6.4	(95.9)

Balance at End-of-Period	$1,183.1	$1,235.6	$1,281.5	$1,324.9	$1,281.6		$1,183.1	$1,281.6

Roll Forward of DSI
Balance at beginning-of-period	$249.1	$279.2	$297.6	$314.2	$328.3		$193.8	$279.2
Cumulative effect of adoption of SOP 05-1	—	—	—	—	—		(2.8)	—
Deferrals	35.5	26.0	26.3	24.5	19.0		116.4	95.8
Amortization, net of interest:
Unlocking	(0.9)	0.5	(0.2)	(2.7)	(48.2)		2.1	(50.6)
Other amortization	(10.1)	(6.2)	(8.5)	(5.5)	4.6		(35.1)	(15.6)

Deferrals, net of amortization included in insurance benefits or interest credited	24.5	20.3	17.6	16.3	(24.6)		83.4	29.6
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	5.6	(1.9)	(1.0)	(2.2)	(41.0)		4.8	(46.1)

Balance at End-of-Period	$279.2	$297.6	$314.2	$328.3	$262.7		$279.2	$262.7

(1)

See pages 14 and 21 for details about fluctuations in the third quarter of 2008 for the following line items: expense assessments, benefits, underwriting, acquisition, insurance and other expenses and federal income tax expense.

(2)	See page 6 for detail.
(3)	See page 1 for detail.
(4)	Contains discontinued operations and the loss on disposition. See Discontinued Operations on page 28 for additional details.
(5)

The income used in the calculation of our diluted earnings per share is reduced by minority interest adjustments related to outstanding stock options under the Delaware Investments U.S., Inc stock option incentive plan. See page 5 for detail of our minority interest adjustments.

(6)

As a result of the net loss in the fourth quarter of 2008, shares used in the earnings (loss) per share calculation represent basic shares, since using diluted shares would have been anti-dilutive to the calculation. In the absence of the net loss, weighted average diluted shares for the fourth quarter of 2008 would have totaled 257.6 million.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 8

Consolidating Statements of Income From Operations

Unaudited (in millions)

For the Quarter Ended December 31, 2008

	Retirement Solutions		Insurance Solutions
	Annuities	Defined Contribution	Life	Group Protection	Investment Management	Lincoln UK	Other Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$33.7	$—	$93.6	$382.9	$—	$14.0	$0.3	$524.5
Surrender charges	13.2	1.5	14.2	—	—	—	—	28.9
Mortality assessments	—	—	339.6	0.1	—	7.4	—	347.1
Expense assessments	200.7	42.7	137.6	—	—	26.2	—	407.2
Investment advisory fees—external	—	—	—	—	48.4	—	—	48.4
Investment advisory fees—inter-segment	—	—	—	—	20.3	—	(20.3)	—
Net investment income	235.5	167.6	446.9	28.2	—	16.8	81.9	976.9
Operating realized gain (2)	144.0	3.5	—	—	—	—	—	147.5
Amortization of deferred gain on business sold through reinsurance	—	—	—	—	—	—	18.4	18.4
Other revenues and fees	66.6	2.6	7.5	1.3	14.5	—	18.3	110.8

Total Operating Revenues	693.7	217.9	1,039.4	412.5	83.2	64.4	98.6	2,609.7

Operating Expenses
Interest credited	201.4	109.8	300.7	0.6	—	—	40.7	653.2
Benefits	253.2	13.5	362.5	283.1	—	19.9	25.7	957.9
Underwriting, acquisition, insurance and other expenses	548.0	111.9	255.7	100.4	69.2	30.0	60.1	1,175.3
Expenses for investment advisory fees—inter-segment	—	—	—	—	20.3	—	(20.3)	—
Interest and debt expense	—	—	—	—	—	—	72.3	72.3

Total Operating Expenses	1,002.6	235.2	918.9	384.1	89.5	49.9	178.5	2,858.7

Income (loss) from operations before federal income tax expense (benefit)	(308.9)	(17.3)	120.5	28.4	(6.3)	14.5	(79.9)	(249.0)
Federal income tax expense (benefit)	(137.2)	(16.2)	38.0	10.0	(2.0)	5.1	(25.1)	(127.4)

Income (Loss) from Operations	$(171.7)	$(1.1)	$82.5	$18.4	$(4.3)	$9.4	$(54.8)	$(121.6)

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 14 and 18.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 9

Consolidating Statements of Income From Operations

Unaudited (in millions)

For the Quarter Ended December 31, 2007

	Retirement Solutions		Insurance Solutions
	Annuities	Defined Contribution	Life	Group Protection	Investment Management	Lincoln UK	Other Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$46.5	$—	$90.1	$349.7	$—	$21.2	$0.7	$508.2
Surrender charges	9.1	1.8	14.2	—	—	—	—	25.1
Mortality assessments	—	—	319.3	—	—	9.1	—	328.4
Expense assessments	265.2	64.7	117.6	—	—	46.5	—	494.0
Investment advisory fees—external	—	—	—	—	87.7	—	—	87.7
Investment advisory fees—inter-segment	—	—	—	—	20.3	—	(20.3)	—
Net investment income	251.8	173.3	516.3	29.5	—	21.5	101.3	1,093.7
Operating realized gain (2)	2.2	—	—	—	—	—	—	2.2
Amortization of deferred gain on business sold through reinsurance	—	—	—	—	—	—	18.6	18.6
Other revenues and fees	97.5	3.5	10.7	1.4	31.0	—	27.7	171.8

Total Operating Revenues	672.3	243.3	1,068.2	380.6	139.0	98.3	128.0	2,729.7

Operating Expenses
Interest credited	167.9	104.8	298.2	—	—	—	47.8	618.7
Benefits	62.0	—	308.9	252.1	—	36.9	36.4	696.3
Underwriting, acquisition, insurance and other expenses	287.3	77.3	202.7	85.1	76.5	41.9	73.8	844.6
Expenses for investment advisory fees—inter-segment	—	—	—	—	20.3	—	(20.3)	—
Interest and debt expense	—	—	—	—	—	—	80.3	80.3

Total Operating Expenses	517.2	182.1	809.8	337.2	96.8	78.8	218.0	2,239.9

Income (loss) from operations before federal income tax expense (benefit)	155.1	61.2	258.4	43.4	42.2	19.5	(90.0)	489.8
Federal income tax expense (benefit)	36.2	18.1	87.8	15.2	15.2	6.8	(30.7)	148.6

Income (Loss) from Operations	$118.9	$43.1	$170.6	$28.2	$27.0	$12.7	$(59.3)	$341.2

(1)	Includes inter-segment eliminations.
(2)	For detail, see page 14.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 10

Consolidating Statements of Income From Operations

Unaudited (in millions)

For the Year Ended December 31, 2008

	Retirement Solutions		Insurance Solutions
	Annuities	Defined Contribution	Life	Group Protection	Investment Management	Lincoln UK	Other Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$136.4	$—	$360.4	$1,516.9	$—	$78.3	$4.0	$2,096.0
Surrender charges	45.4	6.2	60.2	—	—	—	—	111.8
Mortality assessments	—	—	1,321.3	0.1	—	34.3	—	1,355.7
Expense assessments	917.6	215.9	489.9	—	—	137.0		1,760.4
Investment advisory fees—external	—	—	—	—	268.1	—	—	268.1
Investment advisory fees—inter-segment	—	—	—	—	81.5	—	(81.5)	—
Net investment income	971.7	695.0	1,987.8	117.2	—	78.0	358.4	4,208.1
Operating realized gain (2)	218.7	3.7	—	—	—	—	—	222.4
Amortization of deferred gain on business sold through reinsurance	—	—	—	—	—	—	73.7	73.7
Other revenues and fees	320.4	15.0	30.5	5.4	88.1	0.1	83.8	543.3

Total Operating Revenues	2,610.2	935.8	4,250.1	1,639.6	437.7	327.7	438.4	10,639.5

Operating Expenses
Interest credited	697.6	429.5	1,202.5	1.6	—	—	170.9	2,502.1
Benefits	452.7	13.8	1,362.9	1,106.7	—	107.3	113.2	3,156.6
Underwriting, acquisition, insurance and other expenses	1,321.6	340.4	876.6	371.1	311.7	142.9	224.2	3,588.5
Expenses for investment advisory fees—inter-segment	—	—	—	—	81.5	—	(81.5)	—
Interest and debt expense	—	—	—	—	—	—	281.1	281.1

Total Operating Expenses	2,471.9	783.7	3,442.0	1,479.4	393.2	250.2	707.9	9,528.3

Income (loss) from operations before federal income tax expense (benefit)	138.3	152.1	808.1	160.2	44.5	77.5	(269.5)	1,111.2
Federal income tax expense (benefit)	(54.9)	29.3	267.3	56.1	16.4	27.1	(88.4)	252.9

Income (Loss) from Operations	$193.2	$122.8	$540.8	$104.1	$28.1	$50.4	$(181.1)	$858.3

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 14 and 18.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 11

Consolidating Statements of Income From Operations

Unaudited (in millions)

For the Year Ended December 31, 2007

	Retirement Solutions		Insurance Solutions
	Annuities	Defined Contribution	Life	Group Protection	Investment Management	Lincoln UK	Other Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$118.5	$—	$350.6	$1,379.2	$—	$95.3	$3.5	$1,947.1
Surrender charges	38.7	7.9	59.1	—	—	—	—	105.7
Mortality assessments	—	—	1,222.8	0.1	—	37.1	—	1,260.0
Expense assessments	959.4	250.9	452.5	—	—	156.6	—	1,819.4
Investment advisory fees—external	—	—	—	—	359.7	—	—	359.7
Investment advisory fees—inter-segment	—	—	—	—	87.1	—	(87.1)	—
Net investment income	1,031.8	708.7	2,068.9	115.3	—	81.1	372.5	4,378.3
Operating realized gain (2)	5.7	—	—	—	—	—	—	5.7
Amortization of deferred gain on business sold through reinsurance	—	—	—	—	—	—	74.5	74.5
Other revenues and fees	379.2	18.0	34.9	5.0	143.4	0.1	109.9	690.5

Total Operating Revenues	2,533.3	985.5	4,188.8	1,499.6	590.2	370.2	473.3	10,640.9

Operating Expenses
Interest credited	659.4	418.4	1,173.1	0.2	—	—	184.4	2,435.5
Benefits	170.3	—	1,088.9	999.2	—	137.5	146.4	2,542.3
Underwriting, acquisition, insurance and other expenses	1,059.8	314.2	841.6	325.4	383.4	162.6	232.9	3,319.9
Expenses for investment advisory fees—inter-segment	—	—	—	—	87.1	—	(87.1)	—
Interest and debt expense	—	—	—	—	—	—	284.0	284.0

Total Operating Expenses	1,889.5	732.6	3,103.6	1,324.8	470.5	300.1	760.6	8,581.7

Income (loss) from operations before federal income tax expense (benefit)	643.8	252.9	1,085.2	174.8	119.7	70.1	(287.3)	2,059.2
Federal income tax expense (benefit)	159.0	71.6	366.3	61.3	43.3	24.5	(114.0)	612.0

Income (Loss) from Operations	$484.8	$181.3	$718.9	$113.5	$76.4	$45.6	$(173.3)	$1,447.2

(1)	Includes inter-segment eliminations.
(2)	For detail, see page 14.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 12

Consolidated Balance Sheets

Unaudited (millions of dollars)

	As of
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008
ASSETS
Investments:
Corporate bonds	$44,147.9	$43,535.4	$42,618.0	$40,020.7	$36,710.4
U.S. Government bonds	222.0	231.9	203.9	217.0	245.9
Foreign government bonds	1,037.5	1,037.4	907.5	786.5	760.8
Asset and mortgage-backed securities	10,604.6	10,568.8	10,547.7	10,661.6	10,129.6
State and municipal bonds	153.1	153.0	141.7	129.7	125.4
Preferred stocks—redeemable	110.7	97.5	98.8	115.6	962.3
Common stocks	413.9	384.2	330.7	433.5	234.4
Preferred stocks—equity	104.1	90.2	133.9	59.1	54.1

Total available-for-sale securities	56,793.8	56,098.4	54,982.2	52,423.7	49,222.9
Trading securities	2,730.2	2,713.6	2,550.5	2,393.4	2,332.5
Mortgage loans on real estate	7,422.7	7,531.9	7,677.9	7,688.1	7,715.4
Real estate	258.3	175.3	135.7	126.9	125.4
Policy loans	2,885.4	2,854.8	2,852.5	2,870.1	2,923.3
Derivative investments	807.1	1,091.1	889.9	1,262.2	3,397.2
Other investments	1,075.0	1,141.0	1,163.5	1,193.0	1,624.2

Total investments	71,972.5	71,606.1	70,252.2	67,957.4	67,340.9

Cash and invested cash	1,665.5	2,446.8	1,921.4	2,159.7	5,926.4
DAC and VOBA	9,579.8	9,995.5	10,608.1	11,651.7	11,936.8
Premiums and fees receivable	400.6	468.1	399.3	463.2	481.4
Accrued investment income	843.3	917.3	875.9	921.2	831.8
Reinsurance recoverables	8,186.6	8,356.4	8,168.9	8,222.5	8,450.4
Reinsurance related derivative assets	—	—	—	9.2	31.2
Goodwill	4,143.7	4,128.4	4,045.0	4,041.3	3,944.1
Other assets	3,529.8	2,727.6	2,715.0	2,882.9	3,560.2
Separate account assets	91,113.3	84,703.1	85,295.4	74,970.8	60,632.6

Total Assets	$191,435.1	$185,349.3	$184,281.2	$173,279.9	$163,135.8

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$16,006.3	$16,501.0	$16,218.1	$16,572.0	$19,259.7
Other contract holder funds	59,640.6	60,175.8	60,362.5	60,387.2	60,847.1
Short-term debt	550.2	410.6	900.0	635.2	814.7
Long-term debt	4,618.3	4,627.0	4,101.8	4,569.4	4,731.0
Reinsurance related derivative liabilities	219.5	205.2	112.5	—	—
Funds withheld reinsurance liabilities	2,117.4	2,117.0	2,068.7	2,062.4	2,042.3
Deferred gain on indemnity reinsurance	695.8	676.6	657.6	638.5	619.5
Payables for collateral under securities loaned and derivatives	1,135.1	1,796.2	1,491.1	1,668.4	3,705.9
Other liabilities	3,620.2	3,050.5	2,575.8	2,275.9	2,506.2
Separate account liabilities	91,113.3	84,703.1	85,295.4	74,970.8	60,632.6

Total liabilities	179,716.7	174,263.0	173,783.5	163,779.8	155,159.0

Stockholders’ Equity
Preferred stock	0.4	0.4	0.4	0.4	0.4
Common stock	7,200.5	7,074.8	7,023.1	7,006.4	7,035.3
Retained earnings	4,292.2	4,332.8	4,282.5	4,303.6	3,744.6
Accumulated other comprehensive income (loss):
Net unrealized gain (loss) on available-for-sale securities	86.0	(452.1)	(939.4)	(1,903.7)	(2,654.5)
Net unrealized gain on derivative instruments	52.2	43.9	41.4	53.5	127.1
Foreign currency translation adjustment	175.6	174.4	177.2	121.2	6.3
Funded status of employee benefit plans	(88.5)	(87.9)	(87.5)	(81.3)	(282.4)

Total accumulated other comprehensive income (loss)	225.3	(321.7)	(808.3)	(1,810.3)	(2,803.5)

Total stockholders’ equity	11,718.4	11,086.3	10,497.7	9,500.1	7,976.8

Total Liabilities and Stockholders’ Equity	$191,435.1	$185,349.3	$184,281.2	$173,279.9	$163,135.8

Share Data
Stockholders’ equity per share	$44.32	$42.74	$40.85	$37.11	$31.15
Book value, excluding AOCI	43.47	43.98	43.99	44.18	42.09
Common shares outstanding—assuming conversion of preferred shares (in millions)	264.4	259.4	257.0	256.0	256.1

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 13

Balance Sheet Data - Segment Highlights

Unaudited (in millions)

	Retirement Solutions		Insurance Solutions		Investment Management	Lincoln UK	Other Operations (1)	Consolidated
	Annuities	Defined Contribution	Life	Group Protection
As of December 31, 2008

Assets
Allocated investments and cash and invested cash (2)	$23,175.5	$11,304.2	$31,934.0	$1,962.9	$174.2	$1,002.8	$3,713.7	$73,267.3
DAC and VOBA	2,976.9	883.3	7,383.5	145.9	—	533.5	13.7	11,936.8
Goodwill	1,039.8	20.2	2,188.5	274.3	247.7	—	173.6	3,944.1
DSI and other intangibles	260.7	4.6	89.0	—	5.1	—	169.4	528.8
Reinsurance recoverables	725.8	—	2,039.0	33.2	—	54.5	5,597.9	8,450.4
Separate account assets	40,849.5	10,579.7	4,063.5	—	—	4,977.9	162.0	60,632.6

Liabilities and Capital
Future contract benefits	3,958.0	24.8	6,379.9	1,378.4	—	828.4	6,690.2	19,259.7
Other contract holder funds	17,219.9	11,627.8	29,999.2	148.6	—	277.4	1,574.2	60,847.1
Allocated capital (3)	4,401.4	993.7	8,294.8	989.8	364.9	392.4	(4,596.7)	10,780.3

As of December 31, 2007

Assets
Allocated investments and cash and invested cash (2)	$18,080.5	$11,671.5	$32,972.1	$1,934.2	$187.8	$1,396.1	$7,395.7	$73,637.9
DAC and VOBA	2,477.0	513.8	5,691.7	123.4	—	772.1	1.8	9,579.8
Goodwill	1,045.6	20.2	2,201.0	274.3	247.0	16.5	339.1	4,143.7
DSI and other intangibles	278.8	3.4	93.0	—	5.4	—	385.7	766.3
Reinsurance recoverables	744.4	—	1,914.1	31.3	—	69.8	5,427.0	8,186.6
Separate accounts assets	58,508.4	17,845.2	5,648.2	—	—	8,850.4	261.1	91,113.3

Liabilities and Capital
Future contract benefits	816.9	—	6,254.9	1,273.0	—	1,146.9	6,514.6	16,006.3
Other contract holder funds	17,749.7	10,891.7	28,427.7	17.2	—	402.9	2,151.4	59,640.6
Allocated capital (3)	3,552.7	898.7	8,189.7	968.3	348.5	361.8	(2,826.6)	11,493.1

(1)	Includes inter-segment eliminations.
(2)

Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments. These balances eliminate in consolidation.

(3)	Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 14

Retirement Solutions - Annuities

Income Statements and Operational Data

Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Operating Revenues
Insurance premiums (1)	$46.5	$31.6	$19.0	$52.1	$33.7	-27.5%	$118.5	$136.4	15.1%
Surrender charges	9.1	9.6	9.6	13.0	13.2	45.1%	38.7	45.4	17.3%
Expense assessments	265.2	236.0	247.6	233.3	200.7	-24.3%	959.4	917.6	-4.4%
Net investment income	251.8	247.8	245.3	243.1	235.5	-6.5%	1,031.8	971.7	-5.8%
Operating realized gain (2)	2.2	10.2	12.4	52.1	144.0	NM	5.7	218.7	NM
Other revenues and fees (3)	97.5	87.4	84.8	81.6	66.6	-31.7%	379.2	320.4	-15.5%

Total Operating Revenues	672.3	622.6	618.7	675.2	693.7	3.2%	2,533.3	2,610.2	3.0%

Operating Expenses
Interest credited	167.9	163.2	163.0	170.0	201.4	20.0%	659.4	697.6	5.8%
Benefits (1) (4)	62.0	51.4	35.2	112.9	253.2	NM	170.3	452.7	165.8%
Underwriting, acquisition, insurance and other expenses	287.3	251.7	268.2	253.7	548.0	90.7%	1,059.8	1,321.6	24.7%

Total Operating Expenses	517.2	466.3	466.4	536.6	1,002.6	93.9%	1,889.5	2,471.9	30.8%

Income (loss) from operations before federal income tax expense (benefit)	155.1	156.3	152.3	138.6	(308.9)	NM	643.8	138.3	-78.5%
Federal income tax expense (benefit) (5)	36.2	38.5	36.1	7.7	(137.2)	NM	159.0	(54.9)	NM

Income (Loss) from Operations	$118.9	$117.8	$116.2	$130.9	$(171.7)	NM	$484.8	$193.2	-60.1%

Effective Tax Rate (5)	23.3%	24.6%	23.7%	5.6%	44.4%		24.7%	-39.7%

Average Equity	$3,549.1	$3,561.6	$3,519.2	$3,646.9	$4,113.7		$3,506.2	$3,710.3
Return on Average Equity	13.4%	13.2%	13.2%	14.4%	-16.7%		13.8%	5.2%
Income (Loss) from Operations—Basis Points on Average Account Values—Annualized	62	64	62	72	(118)	(180)	67	28	(39)

Operating Realized Gain (2)
Indexed annuity net derivatives results (6)	$(0.1)	$(1.4)	$(0.6)	$2.0	$(0.5)	NM	$2.2	$(0.5)	NM
GLB risk and profit charges (7)	1.8	5.8	10.3	10.9	11.1	NM	5.5	38.1	NM
GDB hedging offset (4)	0.5	5.8	2.7	39.2	133.4	NM	(2.0)	181.1	NM

Total Operating Realized Gain	$2.2	$10.2	$12.4	$52.1	$144.0	NM	$5.7	$218.7	NM

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$212.3	$165.6	$186.4	$160.9	$132.7	-37.5%	$732.1	$645.6	-11.8%
General and administrative expenses	96.7	80.2	79.9	83.1	86.8	-10.2%	329.0	330.0	0.3%
Broker-dealer commissions and general and administrative expenses	100.5	89.2	85.1	78.5	73.3	-27.1%	372.4	326.1	-12.4%
Taxes, licenses and fees	6.1	10.4	7.7	6.4	5.7	-6.6%	26.7	30.2	13.1%

Total commissions and expenses incurred	415.6	345.4	359.1	328.9	298.5	-28.2%	1,460.2	1,331.9	-8.8%
Less: commissions and expenses capitalized	(230.6)	(172.8)	(191.7)	(169.8)	(151.2)	34.4%	(773.5)	(685.5)	11.4%
Amortization of DAC and VOBA, net of interest	102.3	79.1	100.8	94.6	400.7	291.7%	373.1	675.2	81.0%

Total Underwriting, Acquisition, Insurance and Other Expenses	$287.3	$251.7	$268.2	$253.7	$548.0	90.7%	$1,059.8	$1,321.6	24.7%

General and Administrative Expenses—Basis Points on Average Account Values—Annualized (8)	51	44	42	46	59	8	46	47	1

(1)	Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2)	Included in income (loss) from operations.
(3)	Primarily broker-dealer revenues.
(4)

Change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GMDB riders (included in benefits), including our expected cost of the hedging instruments.

(5)	The third quarter of 2008 included $21.1 million in tax return true-ups and other items. The fourth quarter of 2008 had favorable audit adjustments of $13.5 million.
(6)

Changes in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuities products excluding the indexed annuity forward-starting option.

(7)	The portion of the rider fee revenue for GLB calculated as the attributed fee in excess of net valuation premium. See page 17 for additional details.
(8)	Includes distribution costs.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 15

Retirement Solutions - Annuities

Roll Forwards of DAC, VOBA, DFEL and DSI

Unaudited (millions of dollars)

	For the Three Months Ended					For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	Dec. 2007	Dec. 2008
Roll Forward of DAC and VOBA
Balance at beginning-of-period	$2,347.4	$2,477.0	$2,570.8	$2,855.5	$3,157.9	$2,050.4	$2,477.0
Cumulative effect of adoption of SOP 05-1	—	—	—	—	—	(27.2)	—
Inter-segment transfer	—	(6.9)	—	—	—	—	(6.9)
Deferrals	230.6	172.8	191.7	169.8	151.2	773.5	685.5
Amortization, net of interest:
Unlocking	10.7	(0.6)	0.4	(32.8)	(424.5)	44.2	(457.5)
Other amortization	(113.0)	(78.5)	(101.2)	(61.8)	23.8	(417.3)	(217.7)

Deferrals, net of amortization included in underwriting, acquisition, insurance and other expenses	128.3	93.7	90.9	75.2	(249.5)	400.4	10.3
Adjustment related to realized (gains) losses on available-for-sale securities and derivatives	34.8	(10.5)	(7.3)	(25.4)	(232.7)	37.2	(275.9)
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	(33.5)	17.5	201.1	252.6	301.2	2.2	772.4
Business acquired	—	—	—	—	—	14.0	—

Balance at End-of-Period	$2,477.0	$2,570.8	$2,855.5	$3,157.9	$2,976.9	$2,477.0	$2,976.9

Roll Forward of DFEL
Balance at beginning-of-period	$122.0	$130.9	$141.6	$151.0	$160.5	$100.9	$130.9
Cumulative effect of adoption of SOP 05-1	—	—	—	—	—	(2.0)	—
Deferrals	11.9	11.9	13.4	13.0	11.4	45.0	49.7
Amortization, net of interest:
Unlocking	(0.4)	0.7	(0.5)	(1.8)	(36.4)	1.8	(38.0)
Other amortization	(4.6)	(2.7)	(3.0)	0.7	10.1	(16.6)	5.1

Deferrals, net of amortization included in expense assessments	6.9	9.9	9.9	11.9	(14.9)	30.2	16.8
Adjustment related to realized gains (losses) on available-for-sale securities and derivatives	2.0	0.8	(0.5)	(2.4)	(15.3)	1.8	(17.4)

Balance at End-of-Period	$130.9	$141.6	$151.0	$160.5	$130.3	$130.9	$130.3

Roll Forward of DSI
Balance at beginning-of-period	$248.7	$278.8	$295.7	$312.1	$326.3	$193.7	$278.8
Cumulative effect of adoption of SOP 05-1	—	—	—	—	—	(2.8)	—
Inter-segment transfer	—	(1.3)	—	—	—	—	(1.3)
Deferrals	35.5	25.7	26.1	24.6	18.8	116.1	95.2
Amortization, net of interest:
Unlocking	(0.9)	0.5	(0.2)	(2.7)	(48.0)	2.1	(50.4)
Other amortization	(10.1)	(6.1)	(8.5)	(5.4)	4.5	(35.1)	(15.5)

Deferrals, net of amortization included in interest credited	24.5	20.1	17.4	16.5	(24.7)	83.1	29.3
Adjustment related to realized (gains) losses on available-for-sale securities	5.6	(1.9)	(1.0)	(2.3)	(40.9)	4.8	(46.1)

Balance at End-of-Period	$278.8	$295.7	$312.1	$326.3	$260.7	$278.8	$260.7

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 16

Retirement Solutions - Annuities

Account Value Roll Forward

Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Fixed Annuities
Balance at beginning-of-period	$17.813	$17.822	$17.701	$17.799	$17.689	-0.7%	$18.545	$17.822	-3.9%
Business acquired	—	—	—	—	—	NM	0.040	—	-100.0%
Gross deposits	1.288	1.160	1.371	1.276	1.233	-4.3%	4.322	5.040	16.6%
Withdrawals and deaths	(0.706)	(0.586)	(0.618)	(0.787)	(0.836)	-18.4%	(3.377)	(2.827)	16.3%

Net flows	0.582	0.574	0.753	0.489	0.397	-31.8%	0.945	2.213	134.2%
Transfers to variable annuities	(0.734)	(0.680)	(0.797)	(0.742)	(0.581)	20.8%	(2.440)	(2.800)	-14.8%
Inter-segment transfer	—	(0.089)	—	—	—	NM	—	(0.089)	NM
Interest credited	0.126	0.048	0.116	0.118	0.132	4.8%	0.616	0.414	-32.8%
Sales inducements deferred	0.035	0.026	0.026	0.025	0.018	-48.6%	0.116	0.095	-18.1%

Balance at End-of-Period (Gross)	17.822	17.701	17.799	17.689	17.655	-0.9%	17.822	17.655	-0.9%
Reinsurance ceded	(1.352)	(1.306)	(1.255)	(1.196)	(1.125)	16.8%	(1.352)	(1.125)	16.8%

Balance at End-of-Period (Net of Ceded) (1)	$16.470	$16.395	$16.544	$16.493	$16.530	0.4%	$16.470	$16.530	0.4%

Variable Annuities
Balance at beginning-of-period	$58.293	$58.643	$54.966	$55.854	$49.982	-14.3%	$48.169	$58.643	21.7%
Gross deposits	2.594	1.866	2.065	1.672	1.087	-58.1%	9.135	6.690	-26.8%
Withdrawals and deaths	(1.367)	(1.259)	(1.229)	(1.217)	(1.108)	18.9%	(5.089)	(4.813)	5.4%

Net flows	1.227	0.607	0.836	0.455	(0.021)	NM	4.046	1.877	-53.6%
Transfers from fixed annuities	0.734	0.680	0.797	0.742	0.579	-21.1%	2.440	2.798	14.7%
Inter-segment transfer	—	(0.206)	—	—	—	NM	—	(0.206)	NM
Investment increase and change in market value	(1.611)	(4.758)	(0.745)	(7.069)	(9.615)	NM	3.988	(22.187)	NM

Balance at End-of-Period (2)	$58.643	$54.966	$55.854	$49.982	$40.925	-30.2%	$58.643	$40.925	-30.2%

Total Annuities
Balance at beginning-of-period	$76.106	$76.465	$72.667	$73.653	$67.671	-11.1%	$66.714	$76.465	14.6%
Business acquired	—	—	—	—	—	NM	0.040	—	-100.0%
Gross deposits	3.882	3.026	3.436	2.948	2.320	-40.2%	13.457	11.730	-12.8%
Withdrawals and deaths	(2.073)	(1.845)	(1.847)	(2.004)	(1.944)	6.2%	(8.466)	(7.640)	9.8%

Net flows	1.809	1.181	1.589	0.944	0.376	-79.2%	4.991	4.090	-18.1%
Transfers between fixed and variable accounts	—	—	—	—	(0.002)	NM	—	(0.002)	NM
Inter-segment transfer	—	(0.295)	—	—	—	NM	—	(0.295)	NM
Interest credited and change in market value	(1.485)	(4.710)	(0.629)	(6.951)	(9.483)	NM	4.604	(21.773)	NM
Sales inducements deferred	0.035	0.026	0.026	0.025	0.018	-48.6%	0.116	0.095	-18.1%

Balance at End-of-Period (Gross)	76.465	72.667	73.653	67.671	58.580	-23.4%	76.465	58.580	-23.4%
Reinsurance ceded	(1.352)	(1.306)	(1.255)	(1.196)	(1.125)	16.8%	(1.352)	(1.125)	16.8%

Balance at End-of-Period (Net of Ceded)	$75.113	$71.361	$72.398	$66.475	$57.455	-23.5%	$75.113	$57.455	-23.5%

Variable Annuities Under Agreement—Included Above	$0.149	$0.128	$0.120	$0.099	$0.076	-49.0%	$0.149	$0.076	-49.0%

Incremental Deposits: (3)
Fixed annuities	$1.282	$1.156	$1.365	$1.265	$1.225	-4.4%	$4.297	$5.011	16.6%
Variable annuities	2.558	1.838	2.043	1.651	1.076	-57.9%	9.019	6.608	-26.7%

Total Incremental Deposits	$3.840	$2.994	$3.408	$2.916	$2.301	-40.1%	$13.316	$11.619	-12.7%

(1)	Includes the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Represents gross deposits reduced by transfers from other Lincoln products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 17

Retirement Solutions - Annuities

Account Values, Spread Information, GLB Expense Assessments,

GLB Attributed Fee and GLB Account Values by Type

Unaudited (billions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Fixed Annuities—Excluding Fixed Portion of Variable Contracts
Deposits	$0.231	$0.086	$0.137	$0.164	$0.142	-38.5%	$0.772	$0.529	-31.5%
Withdrawals and deaths	(0.486)	(0.378)	(0.406)	(0.549)	(0.504)	-3.7%	(2.488)	(1.837)	26.2%

Net flows	$(0.255)	$(0.292)	$(0.269)	$(0.385)	$(0.362)	-42.0%	$(1.716)	$(1.308)	23.8%

Gross fixed contract account values	$9.960	$9.767	$9.595	$9.305	$9.035	-9.3%	$9.960	$9.035	-9.3%
Reinsurance ceded	(1.352)	(1.306)	(1.255)	(1.196)	(1.125)	16.8%	(1.352)	(1.125)	16.8%

Net fixed contract account values	$8.608	$8.461	$8.340	$8.109	$7.910	-8.1%	$8.608	$7.910	-8.1%

Indexed Annuities
Deposits	$0.204	$0.218	$0.356	$0.215	$0.289	41.7%	$0.755	$1.078	42.8%
Withdrawals and deaths	(0.062)	(0.083)	(0.102)	(0.114)	(0.142)	NM	(0.244)	(0.441)	-80.7%

Net flows	$0.142	$0.135	$0.254	$0.101	$0.147	3.5%	$0.511	$0.637	24.7%

Indexed Annuity Account Values	$4.392	$4.465	$4.726	$4.836	$5.003	13.9%	$4.392	$5.003	13.9%

Fixed Portion of Variable Contracts
Deposits	$0.853	$0.856	$0.879	$0.896	$0.802	-6.0%	$2.795	$3.433	22.8%
Withdrawals and deaths	(0.158)	(0.124)	(0.110)	(0.124)	(0.191)	-20.9%	(0.645)	(0.549)	14.9%

Net flows	$0.695	$0.732	$0.769	$0.772	$0.611	-12.1%	$2.150	$2.884	34.1%

Fixed Portion of Variable Contract Account Values	$3.470	$3.469	$3.478	$3.547	$3.617	4.2%	$3.470	$3.617	4.2%

Variable Annuities—Including Fixed Portion of Variable Contracts
Deposits	$3.445	$2.721	$2.944	$2.568	$1.890	-45.1%	$11.931	$10.123	-15.2%
Withdrawals and deaths	(1.525)	(1.383)	(1.339)	(1.340)	(1.300)	14.8%	(5.734)	(5.362)	6.5%

Net flows	$1.920	$1.338	$1.605	$1.228	$0.590	-69.3%	$6.197	$4.761	-23.2%

Variable Contract Account Values	$62.112	$58.435	$59.333	$53.530	$44.542	-28.3%	$62.112	$44.542	-28.3%

Average Daily Variable Annuity Separate Account Values	$58.628	$55.318	$57.763	$54.717	$40.743	-30.5%	$54.210	$52.111	-3.9%

						Change (Basis Point)			Change (Basis Point)
Interest Rate Spread (1)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	5.85%	5.85%	5.88%	5.82%	5.65%	(20)	5.87%	5.79%	(8)
Commercial mortgage loan prepayment and bond make whole premiums	0.08%	0.03%	0.00%	0.02%	0.02%	(6)	0.06%	0.02%	(4)
Alternative investments	0.00%	-0.01%	-0.01%	0.00%	-0.04%	(4)	0.00%	-0.01%	(1)

Net investment income yield on reserves	5.93%	5.87%	5.87%	5.84%	5.63%	(30)	5.93%	5.80%	(13)
Interest rate credited to contract holders	3.76%	3.81%	3.73%	3.95%	3.87%	11	3.72%	3.84%	12

Interest rate spread	2.17%	2.06%	2.14%	1.89%	1.76%	(41)	2.21%	1.96%	(25)

Variable Annuity Expense Assessments (in millions) (2)	$286.6	$271.4	$287.0	$276.0	$244.7	-14.6%	$1,028.3	$1,079.1	4.9%

GLB Expense Assessments (in millions) (3)	$37.1	$39.6	$42.7	$45.5	$46.2	24.5%	$120.3	$174.0	44.6%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and income (loss) from operations (4)	$4.4	$15.8	$17.0	$17.9	$18.3	NM	$14.8	$69.0	NM
Attributed fee excluded from operating revenues and income (loss) from operations (5)	17.0	19.6	22.5	24.8	25.7	51.2%	54.3	92.6	70.5%

Total Attributed Fees on GLB	$21.4	$35.4	$39.5	$42.7	$44.0	105.6%	$69.1	$161.6	133.9%

GLB Account Values by Type
Guaranteed withdrawal benefits (6)	$18.935	$18.255	$19.301	$18.163	$16.037	-15.3%	$18.935	$16.037	-15.3%
Guaranteed income benefits (7)	8.372	8.632	9.370	8.358	6.921	-17.3%	8.372	6.921	-17.3%

Total GLB Account Values	$27.307	$26.887	$28.671	$26.521	$22.958	-15.9%	$27.307	$22.958	-15.9%

(1)

For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2)

Comprised of the variable annuity expense assessments included in the expense assessments line item on page 14 and the amounts presented in the components of attributed fees on GLB as described in footnotes 4 and 5 and disclosed above.

(3)

Comprised of the GLB expense assessments included in the expense assessments line item on page 14 and the amounts presented in the components of attributed fees on GLB as described in footnotes 4 and 5 and disclosed above.

(4)

Represents the portion of the GLB rider fees calculated as the attributed fees in excess of the net valuation premium. Net valuation premium represents a level portion of rider fees required to fund potential claims for living benefits. The attributed fees are the fees used in the calculation of the embedded derivative and represent net valuation premium plus a margin that a theoretical market participant would include for risk/profit, as well as non-performance risk factor required by SFAS 157 benefit costs. This portion of the attributed fee is reported in realized gain and is included in income (loss) from operations and operating revenues.

(5)

Represents the portion of rider fee revenue for GLB required to fund the net valuation premium. This portion of the attributed fee is reported in realized gain and is excluded in income (loss) from operations and operating revenues.

(6)

Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.

(7)

For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract. This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals and other service features, such as portfolio rebalancing.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 18

Retirement Solutions - Defined Contribution

Income Statements and Operational Data

Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Operating Revenues
Surrender charges	$1.8	$1.9	$1.5	$1.3	$1.5	-16.7%	$7.9	$6.2	-21.5%
Expense assessments	64.7	59.3	59.3	54.6	42.7	-34.0%	250.9	215.9	-13.9%
Net investment income	173.3	171.7	174.8	180.9	167.6	-3.3%	708.7	695.0	-1.9%
Operating realized gain (1)	—	—	—	0.2	3.5	NM	—	3.7	NM
Other revenues and fees	3.5	4.8	3.8	3.8	2.6	-25.7%	18.0	15.0	-16.7%

Total Operating Revenues	243.3	237.7	239.4	240.8	217.9	-10.4%	985.5	935.8	-5.0%

Operating Expenses
Interest credited	104.8	105.9	107.0	106.8	109.8	4.8%	418.4	429.5	2.7%
Benefits	—	—	0.1	0.2	13.5	NM	—	13.8	NM
Underwriting, acquisition, insurance and other expenses	77.3	76.3	75.4	76.8	111.9	44.8%	314.2	340.4	8.3%

Total Operating Expenses	182.1	182.2	182.5	183.8	235.2	29.2%	732.6	783.7	7.0%

Income (loss) from operations before federal income tax expense (benefit)	61.2	55.5	56.9	57.0	(17.3)	NM	252.9	152.1	-39.9%
Federal income tax expense (benefit) (2)	18.1	15.1	15.7	14.7	(16.2)	NM	71.6	29.3	-59.1%

Income (Loss) from Operations	$43.1	$40.4	$41.2	$42.3	$(1.1)	NM	$181.3	$122.8	-32.3%

Effective Tax Rate	29.6%	27.2%	27.6%	25.8%	93.6%		28.3%	19.3%

Average Equity	$902.7	$906.4	$933.7	$961.9	$952.2		$911.7	$938.5
Return on Average Equity	19.1%	17.8%	17.7%	17.6%	(0.5)%		19.9%	13.1%

Income (Loss) from Operations—Basis Points on Average Account Values—Annualized	47	46	46	49	(1)	(48)	51	37	(14)
Operating Realized Gain (1)
GLB risk and profit charges (3)	$—	$—	$—	$0.1	$0.1	NM	$—	$0.2	NM
GDB hedging offset (4)	—	—	—	0.1	3.4	NM	—	3.5	NM

Total Operating Realized Gain	$—	$—	$—	$0.2	$3.5	NM	$—	$3.7	NM

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$20.3	$19.7	$19.4	$17.2	$16.0	-21.2%	$80.8	$72.3	-10.5%
General and administrative expenses	53.7	51.9	52.0	52.7	63.3	17.9%	218.2	219.9	0.8%
Taxes, licenses and fees	2.1	4.4	3.0	3.1	2.8	33.3%	13.8	13.3	-3.6%

Total commissions and expenses incurred	76.1	76.0	74.4	73.0	82.1	7.9%	312.8	305.5	-2.3%
Less: commissions and expenses capitalized	(23.7)	(23.6)	(22.2)	(19.7)	(28.2)	-19.0%	(92.0)	(93.7)	-1.8%
Amortization of DAC and VOBA, net of interest	24.9	23.9	23.2	23.5	58.0	132.9%	93.4	128.6	37.7%

Total Underwriting, Acquisition, Insurance and Other Expenses	$77.3	$76.3	$75.4	$76.8	$111.9	44.8%	$314.2	$340.4	8.3%

General and Administrative Expenses—Basis Points on Average Account Values—Annualized (5)	59	59	59	61	86	27	62	65	3

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$531.8	$513.8	$564.2	$629.7	$744.8		$497.6	$513.8
Cumulative effect of adoption of SOP 05-1	—	—	—	—	—		(1.4)	—
Inter-segment transfer	—	6.9	—	—	—		—	6.9
Deferrals	23.7	23.6	22.2	19.7	28.2		92.0	93.7
Amortization, net of interest:
Unlocking	(1.2)	(2.5)	0.1	(2.8)	(48.6)		(8.7)	(53.8)
Other amortization	(23.7)	(21.4)	(23.3)	(20.7)	(9.4)		(84.7)	(74.8)

Deferrals, net of amortization included in underwriting, acquisition, insurance and other expenses	(1.2)	(0.3)	(1.0)	(3.8)	(29.8)		(1.4)	(34.9)
Adjustment related to realized (gains) losses on available-for-sale securities	3.4	0.6	1.0	4.6	5.6		(0.2)	11.8
Adjustment related to unrealized (gains) losses on available-for-sale securities	(20.2)	43.2	65.5	114.3	162.7		19.2	385.7

Balance at End-of-Period	$513.8	$564.2	$629.7	$744.8	$883.3		$513.8	$883.3

Roll Forward of DSI
Balance at beginning-of-period	$0.4	$0.4	$1.9	$2.0	$2.0		$0.1	$0.4
Inter-segment transfer	—	1.3	—	—	—		—	1.3
Deferrals	—	0.2	0.2	—	0.2		0.3	0.6
Amortization, net of interest:
Unlocking	—	—	—	—	(0.2)		—	(0.2)
Other amortization	—	—	(0.1)	(0.1)	0.1		—	(0.1)

Deferrals, net of amortization included in interest credited	—	0.2	0.1	(0.1)	0.1		0.3	0.3
Adjustment related to realized (gains) losses on available-for-sale securities	—	—	—	0.1	(0.1)		—	—

Balance at End-of-Period	$0.4	$1.9	$2.0	$2.0	$2.0		$0.4	$2.0

(1)	Included in income (loss) from operations.
(2)	The fourth quarter of 2008 had favorable audit adjustments of $8.4 million.
(3)	The portion of the rider fee revenue for GLB calculated as the attributed fee in excess of net valuation premium.
(4)	Change in the fair value of the derivatives that offsets the benefit ratio unlocking of our SOP 03-1 reserves on our GMDB riders, including our expected cost of the hedging instruments.
(5)	Includes distribution costs.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 19

Retirement Solutions - Defined Contribution

Account Value Roll Forward

Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Fixed Annuities
Balance at beginning-of-period	$10.891	$10.889	$11.217	$11.294	$11.418	4.8%	$11.006	$10.889	-1.1%
Gross deposits	0.267	0.332	0.280	0.290	0.279	4.5%	1.104	1.181	7.0%
Withdrawals and deaths	(0.411)	(0.370)	(0.380)	(0.411)	(0.387)	5.8%	(1.635)	(1.548)	5.3%

Net flows	(0.144)	(0.038)	(0.100)	(0.121)	(0.108)	25.0%	(0.531)	(0.367)	30.9%
Transfers from (to) variable annuities	0.031	0.172	0.073	0.136	0.214	NM	(0.008)	0.595	NM
Inter-segment transfer	—	0.089	—	—	—	NM	—	0.089	NM
Interest credited	0.111	0.105	0.104	0.109	0.114	2.7%	0.422	0.432	2.4%

Balance at End-of-Period (1)	$10.889	$11.217	$11.294	$11.418	$11.638	6.9%	$10.889	$11.638	6.9%

Variable Annuities
Balance at beginning-of-period	$18.581	$17.876	$16.292	$16.195	$13.480	-27.5%	$17.475	$17.876	2.3%
Gross deposits	0.560	0.674	0.561	0.532	0.403	-28.0%	2.355	2.170	-7.9%
Withdrawals and deaths	(0.842)	(0.833)	(0.646)	(0.723)	(0.506)	39.9%	(3.212)	(2.708)	15.7%

Net flows	(0.282)	(0.159)	(0.085)	(0.191)	(0.103)	63.5%	(0.857)	(0.538)	37.2%
Transfers to fixed annuities	(0.012)	(0.143)	(0.058)	(0.117)	(0.143)	NM	(0.029)	(0.461)	NM
Inter-product transfer (2)	—	—	—	(0.553)	—	NM	—	(0.553)	NM
Inter-segment transfer	—	0.206	—	—	—	NM	—	0.206	NM
Investment increase and change in market value	(0.411)	(1.488)	0.046	(1.854)	(2.646)	NM	1.287	(5.942)	NM

Balance at End-of-Period (3)	$17.876	$16.292	$16.195	$13.480	$10.588	-40.8%	$17.876	$10.588	-40.8%

Total Annuities
Balance at beginning-of-period	$29.472	$28.765	$27.509	$27.489	$24.898	-15.5%	$28.481	$28.765	1.0%
Gross deposits	0.827	1.006	0.841	0.822	0.682	-17.5%	3.459	3.351	-3.1%
Withdrawals and deaths	(1.253)	(1.203)	(1.026)	(1.134)	(0.893)	28.7%	(4.847)	(4.256)	12.2%

Net flows	(0.426)	(0.197)	(0.185)	(0.312)	(0.211)	50.5%	(1.388)	(0.905)	34.8%
Transfers between fixed and variable accounts	0.019	0.029	0.015	0.019	0.071	273.7%	(0.037)	0.134	NM
Inter-product transfer (2)	—	—	—	(0.553)	—	NM	—	(0.553)	NM
Inter-segment transfer	—	0.295	—	—	—	NM	—	0.295	NM
Interest credited and change in market value	(0.300)	(1.383)	0.150	(1.745)	(2.532)	NM	1.709	(5.510)	NM

Balance at End-of-Period	$28.765	$27.509	$27.489	$24.898	$22.226	-22.7%	$28.765	$22.226	-22.7%

Alliance and Smart Future Mutual Funds
Balance at beginning-of-period	$7.165	$7.293	$7.255	$7.553	$7.675	7.1%	$5.175	$7.293	40.9%
Plan/participant rollovers	0.168	0.221	0.285	0.215	0.249	48.2%	1.075	0.970	-9.8%
Additional contributions	0.269	0.324	0.295	0.297	0.310	15.2%	1.015	1.226	20.8%

Gross deposits	0.437	0.545	0.580	0.512	0.559	27.9%	2.090	2.196	5.1%
Withdrawals and deaths	(0.102)	(0.068)	(0.158)	(0.107)	(0.177)	-73.5%	(0.365)	(0.510)	-39.7%

Net flows	0.335	0.477	0.422	0.405	0.382	14.0%	1.725	1.686	-2.3%
Transfers	(0.023)	(0.070)	(0.026)	(0.024)	(0.079)	NM	0.009	(0.199)	NM
Inter-product transfer (2)	—	—	—	0.553	—	NM	—	0.553	NM
Interest credited and change in market value	(0.184)	(0.445)	(0.098)	(0.812)	(1.326)	NM	0.384	(2.681)	NM

Balance at End-of-Period (4)	$7.293	$7.255	$7.553	$7.675	$6.652	-8.8%	$7.293	$6.652	-8.8%

Total Annuities and Mutual Funds
Balance at beginning-of-period	$36.637	$36.058	$34.764	$35.042	$32.573	-11.1%	$33.656	$36.058	7.1%
Gross deposits	1.264	1.551	1.421	1.334	1.241	-1.8%	5.549	5.547	0.0%
Withdrawals and deaths	(1.355)	(1.271)	(1.184)	(1.241)	(1.070)	21.0%	(5.212)	(4.766)	8.6%

Net flows	(0.091)	0.280	0.237	0.093	0.171	287.9%	0.337	0.781	131.8%
Transfers	(0.004)	(0.041)	(0.011)	(0.005)	(0.008)	-100.0%	(0.028)	(0.065)	NM
Inter-segment transfer	—	0.295	—	—	—	NM	—	0.295	NM
Interest credited and change in market value	(0.484)	(1.828)	0.052	(2.557)	(3.858)	NM	2.093	(8.191)	NM

Balance at End-of-Period	$36.058	$34.764	$35.042	$32.573	$28.878	-19.9%	$36.058	$28.878	-19.9%

Variable Annuities Under Agreement - Included Above	$0.017	$0.015	$0.014	$0.011	$0.008	-52.9%	$0.017	$0.008	-52.9%

Incremental Deposits: (5)
Fixed annuities	$0.197	$0.285	$0.258	$0.225	$0.361	83.2%	$0.922	$1.129	22.5%
Variable annuities	0.551	0.667	0.553	0.524	0.398	-27.8%	2.318	2.142	-7.6%

Total annuities incremental deposits	0.748	0.952	0.811	0.749	0.759	1.5%	3.240	3.271	1.0%
Total Alliance mutual funds incremental deposits	0.437	0.545	0.580	0.511	0.560	28.1%	2.090	2.196	5.1%

Total Incremental Deposits	$1.185	$1.497	$1.391	$1.260	$1.319	11.3%	$5.330	$5.467	2.6%

(1)	Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2)

On 9/30/08, the Lincoln Employee 401(k) Plan transferred from Director to Alliance in the amount of $0.653 billion, of which $0.100 billion transferred within fixed annuities and therefore is not depicted on this rollforward.

(3)	Excludes the fixed portion of variable annuities.
(4)	Represents amounts attributable to mutual fund net flows. Mutual fund account values are not included on our Consolidated Balance Sheets.
(5)	Represents gross deposits reduced by transfers from other Lincoln products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 20

Retirement Solutions - Defined Contribution

Account Value Roll Forward - By Product and Supplemental Data

Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Total Micro - Small Segment
Balance at beginning-of-period	$8.077	$7.798	$7.218	$7.286	$5.790	-28.3%	$7.535	$7.798	3.5%
Gross deposits	0.365	0.498	0.389	0.389	0.255	-30.1%	1.594	1.531	-4.0%
Withdrawals and deaths	(0.565)	(0.569)	(0.395)	(0.465)	(0.311)	45.0%	(1.931)	(1.740)	9.9%

Net flows	(0.200)	(0.071)	(0.006)	(0.076)	(0.056)	72.0%	(0.337)	(0.209)	38.0%
Transfers between fixed and variable accounts	—	(0.012)	—	—	0.004	NM	(0.005)	(0.008)	-60.0%
Inter-product transfer (1)	—	—	—	(0.653)	—	NM	—	(0.653)	NM
Investment increase and change in market value	(0.079)	(0.497)	0.074	(0.767)	(0.850)	NM	0.605	(2.040)	NM

Balance at End-of-Period	$7.798	$7.218	$7.286	$5.790	$4.888	-37.3%	$7.798	$4.888	-37.3%

Total Mid - Large Segment
Balance at beginning-of-period	$9.232	$9.463	$9.621	$9.985	$10.310	11.7%	$6.975	$9.463	35.7%
Gross deposits	0.609	0.769	0.748	0.687	0.729	19.7%	2.771	2.933	5.8%
Withdrawals and deaths	(0.212)	(0.159)	(0.299)	(0.222)	(0.191)	9.9%	(0.724)	(0.871)	-20.3%

Net flows	0.397	0.610	0.449	0.465	0.538	35.5%	2.047	2.062	0.7%
Transfers between fixed and variable accounts	(0.003)	(0.029)	(0.011)	(0.004)	(0.011)	NM	(0.017)	(0.055)	NM
Inter-product transfer (1)	—	—	—	0.653	—	NM	—	0.653	NM
Investment increase and change in market value	(0.163)	(0.423)	(0.074)	(0.789)	(1.297)	NM	0.458	(2.583)	NM

Balance at End-of-Period	$9.463	$9.621	$9.985	$10.310	$9.540	0.8%	$9.463	$9.540	0.8%

Total Multi-Fund® and Other Variable Annuities
Balance at beginning-of-period	$19.328	$18.797	$17.925	$17.771	$16.473	-14.8%	$19.146	$18.797	-1.8%
Gross deposits	0.290	0.284	0.284	0.258	0.257	-11.4%	1.184	1.083	-8.5%
Withdrawals and deaths	(0.578)	(0.543)	(0.490)	(0.554)	(0.568)	1.7%	(2.557)	(2.155)	15.7%

Net flows	(0.288)	(0.259)	(0.206)	(0.296)	(0.311)	-8.0%	(1.373)	(1.072)	21.9%
Transfers between fixed and variable accounts	(0.001)	—	(0.000)	(0.001)	(0.001)	0.0%	(0.006)	(0.002)	66.7%
Inter-segment transfer	—	0.295	—	—	—	NM	—	0.295	NM
Investment increase and change in market value	(0.242)	(0.908)	0.052	(1.001)	(1.711)	NM	1.030	(3.568)	NM

Balance at End-of-Period	$18.797	$17.925	$17.771	$16.473	$14.450	-23.1%	$18.797	$14.450	-23.1%

Total Annuities and Mutual Funds
Balance at beginning-of-period	$36.637	$36.058	$34.764	$35.042	$32.573	-11.1%	$33.656	$36.058	7.1%
Gross deposits	1.264	1.551	1.421	1.334	1.241	-1.8%	5.549	5.547	0.0%
Withdrawals and deaths	(1.355)	(1.271)	(1.184)	(1.241)	(1.070)	21.0%	(5.212)	(4.766)	8.6%

Net flows	(0.091)	0.280	0.237	0.093	0.171	287.9%	0.337	0.781	131.8%
Transfers between fixed and variable accounts	(0.004)	(0.041)	(0.011)	(0.005)	(0.008)	-100.0%	(0.028)	(0.065)	NM
Inter-segment transfer	—	0.295	—	—	—	NM	—	0.295	NM
Investment increase and change in market value	(0.484)	(1.828)	0.052	(2.557)	(3.858)	NM	2.093	(8.191)	NM

Balance at End-of-Period (2)	$36.058	$34.764	$35.042	$32.573	$28.878	-19.9%	$36.058	$28.878	-19.9%

Fixed Annuities - Excluding Fixed Portion of Variable Contracts
Deposits	$0.189	$0.240	$0.187	$0.196	$0.189	0.0%	$0.754	$0.812	7.7%
Withdrawals and deaths	(0.203)	(0.160)	(0.198)	(0.183)	(0.016)	92.1%	(0.724)	(0.557)	23.1%

Net flows	$(0.014)	$0.080	$(0.011)	$0.013	$0.173	NM	$0.030	$0.255	NM

Fixed Contract Account Values	$4.996	$5.166	$5.221	$5.304	$5.601	12.1%	$4.996	$5.601	12.1%

Fixed Portion of Variable Contracts
Deposits	$0.079	$0.093	$0.092	$0.094	$0.090	13.9%	$0.351	$0.369	5.1%
Withdrawals and deaths	(0.208)	(0.210)	(0.182)	(0.228)	(0.371)	-78.4%	(0.912)	(0.991)	-8.7%

Net flows	$(0.129)	$(0.117)	$(0.090)	$(0.134)	$(0.281)	NM	$(0.561)	$(0.622)	-10.9%

Fixed Portion of Variable Contract Account Values	$5.893	$6.051	$6.073	$6.114	$6.037	2.4%	$5.893	$6.037	2.4%

Variable Annuities - Including Fixed Portion of Variable Contracts
Deposits	$0.639	$0.767	$0.653	$0.626	$0.493	-22.8%	$2.706	$2.539	-6.2%
Withdrawals and deaths	(1.050)	(1.043)	(0.828)	(0.951)	(0.877)	16.5%	(4.124)	(3.699)	10.3%

Net flows	$(0.411)	$(0.276)	$(0.175)	$(0.325)	$(0.384)	6.6%	$(1.418)	$(1.160)	18.2%

Variable Contract Account Values	$23.769	$22.343	$22.268	$19.594	$16.625	-30.1%	$23.769	$16.625	-30.1%

Average Daily Variable Annuity Separate Account Values	$18.235	$16.640	$16.892	$15.582	$10.666	-41.5%	$18.043	$14.935	-17.2%

						Change (Basis Point)			Change (Basis Point)
Interest Rate Spread (3)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	6.00%	5.93%	5.89%	5.94%	5.84%	(16)	6.03%	5.89%	(14)
Commercial mortgage loan prepayment and bond make whole premiums	0.05%	0.02%	0.05%	0.17%	0.00%	(5)	0.06%	0.06%	—
Alternative investments	0.00%	-0.03%	-0.03%	-0.01%	-0.14%	(14)	0.02%	-0.05%	(7)

Net investment income yield on reserves	6.05%	5.92%	5.91%	6.10%	5.70%	(35)	6.11%	5.90%	(21)
Interest rate credited to contract holders	3.84%	3.81%	3.80%	3.77%	3.79%	(5)	3.83%	3.79%	(4)

Interest rate spread	2.21%	2.11%	2.11%	2.33%	1.91%	(30)	2.28%	2.11%	(17)

(1)	On 9/30/08, the Lincoln Employee 401(k) Plan transferred from Director to Alliance in the amount of $0.653 billion.
(2)	Includes mutual fund account values. Mutual funds are not included on our Consolidated Balance Sheets.
(3)

For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 21

Insurance Solutions - Life Insurance

Income Statements and Operational Data

Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2007	2008	2008	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums	$90.1	$86.4	$89.5	$90.9	$93.6	3.9%	$350.6	$360.4	2.8%
Surrender charges	14.2	15.7	14.6	15.7	14.2	0.0%	59.1	60.2	1.9%
Mortality assessments	319.3	321.7	328.1	331.9	339.6	6.4%	1,222.8	1,321.3	8.1%
Expense assessments (1) (2)	117.6	121.3	129.6	101.4	137.6	17.0%	452.5	489.9	8.3%
Net investment income	516.3	499.3	519.2	522.4	446.9	-13.4%	2,068.9	1,987.8	-3.9%
Other revenues and fees	10.7	8.7	5.0	9.3	7.5	-29.9%	34.9	30.5	-12.6%

Total Operating Revenues	1,068.2	1,053.1	1,086.0	1,071.6	1,039.4	-2.7%	4,188.8	4,250.1	1.5%

Operating Expenses
Interest credited	298.2	296.5	300.6	304.7	300.7	0.8%	1,173.1	1,202.5	2.5%
Benefits (1) (2)	308.9	298.6	304.1	397.7	362.5	17.4%	1,088.9	1,362.9	25.2%
Underwriting, acquisition, insurance and other expenses (1) (2)	202.7	219.5	234.0	167.4	255.7	26.1%	841.6	876.6	4.2%

Total Operating Expenses	809.8	814.6	838.7	869.8	918.9	13.5%	3,103.6	3,442.0	10.9%

Income from operations before federal income tax expense	258.4	238.5	247.3	201.8	120.5	-53.4%	1,085.2	808.1	-25.5%
Federal income tax expense	87.8	81.1	83.7	64.5	38.0	-56.7%	366.3	267.3	-27.0%

Income from Operations	$170.6	$157.4	$163.6	$137.3	$82.5	-51.6%	$718.9	$540.8	-24.8%

Effective Tax Rate	34.0%	34.0%	33.8%	32.0%	31.5%		33.8%	33.1%

Average Equity	$8,271.4	$8,142.5	$8,095.3	$8,164.2	$8,263.8		$8,145.4	$8,166.5
Return on Average Equity	8.3%	7.7%	8.1%	6.7%	4.0%		8.8%	6.6%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$225.8	$194.6	$180.5	$209.1	$210.5	-6.8%	$897.6	$794.7	-11.5%
General and administrative expenses	110.6	105.3	100.8	101.9	116.0	4.9%	445.3	424.0	-4.8%
Taxes, licenses and fees	25.0	31.8	26.6	36.3	25.0	0.0%	115.1	119.7	4.0%
Amortization of sales force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%	4.0	4.0	0.0%

Total commissions and expenses incurred	362.4	332.7	308.9	348.3	352.5	-2.7%	1,462.0	1,342.4	-8.2%
Less: commissions and expenses capitalized	(282.2)	(245.8)	(237.2)	(260.8)	(272.5)	3.4%	(1,134.2)	(1,016.3)	10.4%
Amortization of DAC and VOBA, net of interest (1) (2)	122.5	132.6	162.3	79.9	175.7	43.4%	513.8	550.5	7.1%

Total Underwriting, Acquisition, Insurance and Other Expenses	$202.7	$219.5	$234.0	$167.4	$255.7	26.1%	$841.6	$876.6	4.2%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized	136	130	124	126	145	8	140	131	(9)

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$5,532.9	$5,691.7	$5,968.1	$6,235.0	$6,947.8		$4,924.6	$5,691.7
Deferrals	282.2	245.8	237.2	260.8	272.5		1,134.2	1,016.3
Amortization, net of interest:
Unlocking	8.5	(9.1)	(17.7)	55.2	(84.0)		30.4	(55.6)
Other amortization	(131.0)	(123.5)	(144.6)	(135.1)	(91.7)		(544.2)	(494.9)

Deferrals, net of amortization included in underwriting, acquisition, insurance and other expenses	159.7	113.2	74.9	180.9	96.8		620.4	465.8
Adjustment related to realized losses on available-for-sale securities and derivatives	56.7	7.3	9.3	54.2	76.3		41.9	147.1
Adjustment related to unrealized (gains) losses on available-for-sale securities and derivatives	(57.6)	155.9	182.7	477.7	262.6		104.8	1,078.9

Balance at End-of-Period	$5,691.7	$5,968.1	$6,235.0	$6,947.8	$7,383.5		$5,691.7	$7,383.5

Roll Forward of DFEL
Balance at beginning-of-period	$607.6	$672.6	$722.2	$763.4	$840.2		$471.2	$672.6
Deferrals	99.7	89.2	90.1	96.6	102.6		364.2	378.5
Amortization, net of interest:
Unlocking	1.0	(3.4)	(11.1)	16.5	(24.0)		(17.3)	(22.0)
Other amortization	(35.7)	(36.2)	(37.8)	(36.3)	(30.1)		(145.5)	(140.4)

Deferrals, net of amortization included in expense assessments	65.0	49.6	41.2	76.8	48.5		201.4	216.1

Balance at End-of-Period	$672.6	$722.2	$763.4	$840.2	$888.7		$672.6	$888.7

(1)

The third quarter of 2008 included prospective unlocking model refinements that resulted in a $24.9 million decrease to expense assessments, a $76.4 million increase to benefits and a $49.4 million decrease to underwriting, acquisition, insurance and other expenses.

(2)

During the third quarter of 2008, model refinements attributable to our SOP 03-1 secondary guarantees resulted in increases to benefits and decreases to amortization of DAC and VOBA, net of interest, reported within underwriting, acquisition, insurance and other expenses and decreases to DFEL amortization, net of interest, reported within expense assessments.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 22

Insurance Solutions - Life Insurance

Operational Data and Account Value Roll Forward

Unaudited (billions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2007	2008	2008	2008	2008	Change	2007	2008	Change
Sales by Product (1) (in millions)
UL
Excluding MoneyGuard®	$141.3	$113.7	$123.7	$144.7	$142.7	1.0%	$596.3	$524.8	-12.0%
MoneyGuard®	12.1	11.0	12.4	13.7	12.8	5.8%	40.2	49.9	24.1%

Total	153.4	124.7	136.1	158.4	155.5	1.4%	636.5	574.7	-9.7%
VUL	21.9	15.6	11.4	12.3	14.6	-33.3%	77.4	53.9	-30.4%
COLI and BOLI (2)	39.4	28.2	12.8	12.7	30.7	-22.1%	91.4	84.4	-7.7%
Term/Whole Life	6.9	5.1	5.4	6.9	10.6	53.6%	31.7	28.0	-11.7%

Total	$221.6	$173.6	$165.7	$190.3	$211.4	-4.6%	$837.0	$741.0	-11.5%

First Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$304.6	$245.4	$254.3	$270.4	$287.4	-5.6%	$1,292.0	$1,057.5	-18.2%
MoneyGuard®	80.4	73.6	82.5	91.6	85.1	5.8%	267.8	332.8	24.3%

Total	385.0	319.0	336.8	362.0	372.5	-3.2%	1,559.8	1,390.3	-10.9%
VUL	48.9	37.0	28.8	31.1	34.2	-30.1%	195.5	131.1	-32.9%
COLI and BOLI (2)	72.8	57.9	26.0	30.3	82.2	12.9%	156.2	196.4	25.7%
Term/Whole Life	24.4	14.0	16.2	20.2	29.5	20.9%	79.2	79.9	0.9%

Total	$531.1	$427.9	$407.8	$443.6	$518.4	-2.4%	$1,990.7	$1,797.7	-9.7%

Life Insurance In Force
UL and other	$299.598	$302.013	$303.607	$306.293	$310.198	3.5%	$299.598	$310.198	3.5%
Term insurance	235.919	234.860	234.109	233.671	235.023	-0.4%	235.919	235.023	-0.4%

Total	$535.517	$536.873	$537.716	$539.964	$545.221	1.8%	$535.517	$545.221	1.8%

Interest-Sensitive Life
Balance at beginning-of-period	$26.162	$26.518	$26.726	$26.980	$27.227	4.1%	$25.362	$26.518	4.6%
Deposits	0.977	0.893	0.846	0.875	0.951	-2.7%	3.581	3.565	-0.4%
Withdrawals and deaths	(0.320)	(0.398)	(0.277)	(0.306)	(0.325)	-1.6%	(1.385)	(1.306)	5.7%

Net flows	0.657	0.495	0.569	0.569	0.626	-4.7%	2.196	2.259	2.9%
Contract holder assessments (3)	(0.583)	(0.568)	(0.601)	(0.613)	(0.639)	-9.6%	(2.160)	(2.421)	-12.1%
Interest credited	0.282	0.281	0.286	0.291	0.288	2.1%	1.120	1.146	2.3%

Balance at End-of-Period (3)	$26.518	$26.726	$26.980	$27.227	$27.502	3.7%	$26.518	$27.502	3.7%

VUL
Balance at beginning-of-period	$6.104	$6.040	$5.615	$5.623	$5.056	-17.2%	$5.433	$6.040	11.2%
Deposits	0.217	0.239	0.216	0.207	0.266	22.6%	0.832	0.928	11.5%
Withdrawals and deaths	(0.092)	(0.083)	(0.108)	(0.086)	(0.088)	4.3%	(0.383)	(0.365)	4.7%

Net flows	0.125	0.156	0.108	0.121	0.178	42.4%	0.449	0.563	25.4%
Contract holder assessments	(0.093)	(0.095)	(0.091)	(0.092)	(0.092)	1.1%	(0.361)	(0.370)	-2.5%
Investment income and change in market value	(0.096)	(0.486)	(0.009)	(0.596)	(0.891)	NM	0.519	(1.982)	NM

Balance at End-of-Period	$6.040	$5.615	$5.623	$5.056	$4.251	-29.6%	$6.040	$4.251	-29.6%

Total Life Insurance
Balance at beginning-of-period	$32.266	$32.558	$32.341	$32.603	$32.283	0.1%	$30.795	$32.558	5.7%
Deposits	1.194	1.132	1.062	1.082	1.217	1.9%	4.413	4.493	1.8%
Withdrawals and deaths	(0.412)	(0.481)	(0.385)	(0.392)	(0.413)	-0.2%	(1.768)	(1.671)	5.5%

Net flows	0.782	0.651	0.677	0.690	0.804	2.8%	2.645	2.822	6.7%
Contract holder assessments (3)	(0.676)	(0.663)	(0.692)	(0.705)	(0.731)	-8.1%	(2.521)	(2.791)	-10.7%
Investment income and change in market value	0.186	(0.205)	0.277	(0.305)	(0.603)	NM	1.639	(0.836)	NM

Balance at End-of-Period	$32.558	$32.341	$32.603	$32.283	$31.753	-2.5%	$32.558	$31.753	-2.5%

Interest Rate Yields and Spread

						Change			Change
						(Basis Points)			(Basis Points)
Interest-Sensitive Products (4)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	6.04%	6.00%	5.89%	5.92%	5.86%	(18)	6.06%	5.91%	(15)
Commercial mortgage loan prepayment and bond makewhole premiums	0.13%	0.04%	0.14%	0.02%	0.01%	(12)	0.13%	0.05%	(8)
Alternative investments	0.09%	0.00%	0.21%	0.31%	-0.65%	(74)	0.21%	-0.03%	(24)

Net investment income yield on reserves	6.26%	6.04%	6.24%	6.25%	5.22%	(104)	6.40%	5.93%	(47)
Interest rate credited to contract holders	4.43%	4.37%	4.36%	4.35%	4.25%	(18)	4.45%	4.35%	(10)

Interest rate spread	1.83%	1.67%	1.88%	1.90%	0.97%	(86)	1.95%	1.58%	(37)

Traditional Products (5)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	6.21%	6.12%	6.23%	6.06%	6.10%	(11)	6.25%	6.13%	(12)
Commercial mortgage loan prepayment and bond makewhole premiums	0.02%	0.11%	0.00%	0.00%	0.00%	(2)	0.07%	0.03%	(4)
Alternative investments	0.00%	-0.02%	-0.02%	-0.01%	-0.08%	(8)	0.01%	-0.03%	(4)

Net investment income yield on reserves	6.23%	6.21%	6.21%	6.05%	6.02%	(21)	6.33%	6.13%	(20)

(1)

Sales consist of first year commissionable premiums of UL and VUL, including COLI and BOLI, plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target; first year paid premiums for whole life and term products; and 15% of premium deposits for linked-benefit products.

(2)	COLI and BOLI are interest-sensitive and contain both UL and VUL products.
(3)	Includes UL, interest-sensitive whole life and the fixed investment option of variable universal life products.
(4)

For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account values.

(5)

For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of December 31, 2008, interest-sensitive products represented approximately 85% of total interest-sensitive and traditional earning assets.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 23

Insurance Solutions - Group Protection

Income Statements and Operational Data

Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2007	2008	2008	2008	2008	Change	2007	2008	Change
Operating Revenues
Insurance premiums	$349.7	$370.4	$393.0	$370.6	$382.9	9.5%	$1,379.2	$1,516.9	10.0%
Mortality assessments	—	—	—	—	0.1	NM	0.1	0.1	0.0%
Net investment income	29.5	27.7	30.5	30.8	28.2	-4.4%	115.3	117.2	1.6%
Other revenues and fees	1.4	1.3	1.4	1.4	1.3	-7.1%	5.0	5.4	8.0%

Total Operating Revenues	380.6	399.4	424.9	402.8	412.5	8.4%	1,499.6	1,639.6	9.3%

Operating Expenses
Interest credited	—	0.2	0.3	0.5	0.6	NM	0.2	1.6	NM
Benefits	252.1	269.1	285.7	268.8	283.1	12.3%	999.2	1,106.7	10.8%
Underwriting, acquisition, insurance and other expenses	85.1	89.6	89.3	91.8	100.4	18.0%	325.4	371.1	14.0%

Total Operating Expenses	337.2	358.9	375.3	361.1	384.1	13.9%	1,324.8	1,479.4	11.7%

Income from operations before federal income tax expense	43.4	40.5	49.6	41.7	28.4	-34.6%	174.8	160.2	-8.4%
Federal income tax expense	15.2	14.2	17.4	14.5	10.0	-34.2%	61.3	56.1	-8.5%

Income from Operations	$28.2	$26.3	$32.2	$27.2	$18.4	-34.8%	$113.5	$104.1	-8.3%

Effective Tax Rate	35.0%	35.1%	35.1%	34.8%	35.2%		35.1%	35.0%

Average Equity	$956.4	$975.8	$985.3	$1,001.0	$1,002.3		$931.3	$991.1
Return on Average Equity	11.8%	10.8%	13.1%	10.9%	7.3%		12.2%	10.5%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$43.1	$43.5	$43.7	$44.3	$47.2	9.5%	$164.3	$178.7	8.8%
General and administrative expenses	42.8	41.7	40.8	42.4	51.4	20.1%	150.9	176.3	16.8%
Taxes, licenses and fees	6.2	10.0	9.0	9.0	10.6	71.0%	33.5	38.6	15.2%

Total commissions and expenses incurred	92.1	95.2	93.5	95.7	109.2	18.6%	348.7	393.6	12.9%
Less: commissions and expenses capitalized	(16.7)	(13.7)	(13.0)	(13.1)	(18.5)	-10.8%	(54.4)	(58.3)	-7.2%
Amortization of DAC and VOBA, net of interest	9.7	8.1	8.8	9.2	9.7	0.0%	31.1	35.8	15.1%

Total Underwriting, Acquisition, Insurance and Other Expenses	$85.1	$89.6	$89.3	$91.8	$100.4	18.0%	$325.4	$371.1	14.0%

General and Administrative Expenses as a
Percentage of Premiums	12.2%	11.3%	10.4%	11.4%	13.4%		10.9%	11.6%

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$116.4	$123.4	$129.0	$133.2	$137.1		$137.6	$123.4
Cumulative effect of adoption of SOP 05-1	—	—	—	—	—		(37.5)	—
Deferrals	16.7	13.7	13.0	13.1	18.5		54.4	58.3
Amortization, net of interest	(9.7)	(8.1)	(8.8)	(9.2)	(9.7)		(31.1)	(35.8)

Deferrals, net of amortization included in underwriting, acquisition, insurance and other expenses	7.0	5.6	4.2	3.9	8.8		23.3	22.5

Balance at End-of-Period	$123.4	$129.0	$133.2	$137.1	$145.9		$123.4	$145.9

Annualized Sales by Product Line
Life	$53.9	$21.3	$23.4	$30.6	$49.9	-7.4%	$122.3	$125.2	2.4%
Disability	72.1	24.9	29.9	29.8	63.6	-11.8%	160.0	148.2	-7.4%
Dental	16.6	7.9	11.3	8.0	15.5	-6.6%	43.8	42.7	-2.5%

Total	$142.6	$54.1	$64.6	$68.4	$129.0	-9.5%	$326.1	$316.1	-3.1%

Insurance Premiums by Product Line
Life	$126.5	$132.9	$133.8	$135.7	$138.8	9.7%	$493.5	$541.2	9.7%
Disability	155.2	163.2	167.0	168.4	173.1	11.5%	601.5	671.7	11.7%
Dental	35.2	36.5	37.4	38.0	37.9	7.7%	135.7	149.8	10.4%
Other	32.8	37.8	54.8	28.5	33.1	0.9%	148.5	154.2	3.8%

Total	$349.7	$370.4	$393.0	$370.6	$382.9	9.5%	$1,379.2	$1,516.9	10.0%

Income from Operations by Product Line
Life	$11.2	$10.1	$11.4	$8.9	$3.8	-66.1%	$40.8	$34.2	-16.2%
Disability	13.7	15.4	19.9	16.0	13.1	-4.4%	63.9	64.4	0.8%
Dental	2.1	(0.3)	(0.4)	1.2	0.8	-61.9%	3.5	1.3	-62.9%
Other	1.2	1.1	1.3	1.1	0.7	-41.7%	5.3	4.2	-20.8%

Total	$28.2	$26.3	$32.2	$27.2	$18.4	-34.8%	$113.5	$104.1	-8.3%

Loss Ratios by Product Line
Life	72.1%	71.9%	72.3%	74.0%	77.3%		73.0%	73.9%
Disability	69.1%	68.1%	66.1%	68.6%	68.7%		67.5%	67.9%
Dental	73.1%	80.8%	81.1%	75.9%	75.6%		76.6%	78.3%

Combined Loss Ratios	70.7%	71.0%	70.2%	71.6%	72.8%		70.7%	71.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 24

Investment Management

Income Statements and Operational Data

Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Operating Revenues
Investment advisory fees—external	$87.7	$76.2	$75.8	$67.7	$48.4	-44.8%	$359.7	$268.1	-25.5%
Investment advisory fees—inter-segment	20.3	20.0	20.6	20.6	20.3	0.0%	87.1	81.5	-6.4%
Other revenues and fees	31.0	24.1	27.9	21.6	14.5	-53.2%	143.4	88.1	-38.6%

Total Operating Revenues	139.0	120.3	124.3	109.9	83.2	-40.1%	590.2	437.7	-25.8%

Operating Expenses
Operating and administrative expenses	96.8	101.1	100.8	101.8	89.5	-7.5%	470.5	393.2	-16.4%

Total Operating Expenses	96.8	101.1	100.8	101.8	89.5	-7.5%	470.5	393.2	-16.4%

Income (loss) from operations before federal income tax expense (benefit)	42.2	19.2	23.5	8.1	(6.3)	NM	119.7	44.5	-62.8%
Federal income tax expense (benefit)	15.2	7.1	8.5	2.8	(2.0)	NM	43.3	16.4	-62.1%

Income (Loss) from Operations	$27.0	$12.1	$15.0	$5.3	$(4.3)	NM	$76.4	$28.1	-63.2%

Effective Tax Rate	36.0%	37.0%	36.2%	34.6%	31.7%		36.2%	36.9%

Pre-Tax Operating Margin	30.4%	16.0%	18.9%	7.4%	-7.6%		20.3%	10.2%
After-Tax Operating Margin	19.4%	10.1%	12.1%	4.8%	-5.2%		12.9%	6.4%

Operating and Administrative Expenses
General and administrative expenses	$81.0	$87.6	$85.9	$90.3	$79.7	-1.6%	$404.8	$343.5	-15.1%
Depreciation and amortization	2.3	2.2	2.1	1.7	1.7	-26.1%	9.9	7.7	-22.2%
Sub-advisory fees	8.1	7.2	7.4	6.5	4.4	-45.7%	34.2	25.5	-25.4%

Total general and administrative expenses	91.4	97.0	95.4	98.5	85.8	-6.1%	448.9	376.7	-16.1%
Taxes, licenses and fees	4.0	3.6	4.9	2.9	3.3	-17.5%	16.0	14.7	-8.1%
Amortization of intangibles	1.4	0.5	0.5	0.4	0.4	-71.4%	5.6	1.8	-67.9%

Total Operating and Administrative Expenses	$96.8	$101.1	$100.8	$101.8	$89.5	-7.5%	$470.5	$393.2	-16.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 25

Investment Management

Assets Under Management Roll Forward

Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Retail Fixed
Balance at beginning-of-period	$13.014	$13.463	$14.168	$14.398	$14.335	10.2%	$10.993	$13.463	22.5%
Sales (1)	1.635	1.981	1.533	1.618	1.844	12.8%	5.961	6.976	17.0%
Redemptions	(1.330)	(1.395)	(1.238)	(1.292)	(2.246)	-68.9%	(4.361)	(6.171)	-41.5%
Exchanges	0.017	0.054	0.030	0.098	0.028	64.7%	0.053	0.210	296.2%

Net flows	0.322	0.640	0.325	0.424	(0.374)	NM	1.653	1.015	-38.6%
Net investment gains and change in market value	0.145	0.065	(0.095)	(0.487)	(0.299)	NM	0.723	(0.816)	NM
Transfer of assets to a third-party (2)	(0.018)	—	—	—	—	100.0%	(0.072)	—	100.0%
Transfer of assets from an inter-company manager (3)	—	—	—	—	—	NM	0.166	—	-100.0%

Balance at End-of-Period (4)	$13.463	$14.168	$14.398	$14.335	$13.662	1.5%	$13.463	$13.662	1.5%

Retail Equity
Balance at beginning-of-period	$38.166	$36.250	$31.463	$29.770	$24.741	-35.2%	$39.627	$36.250	-8.5%
Sales (1)	1.957	1.514	1.063	1.080	0.750	-61.7%	7.318	4.407	-39.8%
Redemptions	(2.903)	(2.752)	(2.292)	(2.832)	(2.453)	15.5%	(9.929)	(10.329)	-4.0%
Exchanges	(0.025)	(0.057)	(0.033)	0.002	(0.029)	-16.0%	(0.069)	(0.117)	-69.6%

Net flows	(0.971)	(1.295)	(1.262)	(1.750)	(1.732)	-78.4%	(2.680)	(6.039)	NM
Net investment gains and change in market value	(0.915)	(3.492)	(0.431)	(3.279)	(5.171)	NM	2.483	(12.373)	NM
Transfer of assets to a third-party (2)	(0.030)	—	—	—	—	100.0%	(0.129)	—	100.0%
Transfer of assets to an inter-company manager (3)	—	—	—	—	—	NM	(3.051)	—	100.0%

Balance at End-of-Period (4)	$36.250	$31.463	$29.770	$24.741	$17.838	-50.8%	$36.250	$17.838	-50.8%

Total Retail
Balance at beginning-of-period	$51.180	$49.713	$45.631	$44.168	$39.076	-23.6%	$50.620	$49.713	-1.8%
Retail sales—annuities	0.953	1.562	0.786	1.075	1.032	8.3%	4.046	4.455	10.1%
Retail sales—mutual funds	2.241	1.592	1.407	1.303	1.337	-40.3%	7.433	5.639	-24.1%
Retail sales—managed accounts and other	0.398	0.341	0.403	0.320	0.225	-43.5%	1.800	1.289	-28.4%

Total retail sales (1)	3.592	3.495	2.596	2.698	2.594	-27.8%	13.279	11.383	-14.3%
Redemptions	(4.233)	(4.147)	(3.530)	(4.124)	(4.699)	-11.0%	(14.290)	(16.500)	-15.5%
Exchanges	(0.008)	(0.003)	(0.003)	0.100	(0.001)	87.5%	(0.016)	0.093	NM

Net flows	(0.649)	(0.655)	(0.937)	(1.326)	(2.106)	NM	(1.027)	(5.024)	NM
Net investment gains and change in market value	(0.770)	(3.427)	(0.526)	(3.766)	(5.470)	NM	3.206	(13.189)	NM
Transfer of assets to a third-party (2)	(0.048)	—	—	—	—	100.0%	(0.201)	—	100.0%
Transfer of assets to an inter-company manager (3)	—	—	—	—	—	NM	(2.885)	—	100.0%

Balance at End-of-Period (4)	$49.713	$45.631	$44.168	$39.076	$31.500	-36.6%	$49.713	$31.500	-36.6%

Institutional Fixed
Balance at beginning-of-period	$24.837	$12.746	$12.409	$12.070	$11.928	-52.0%	$22.841	$12.746	-44.2%
Inflows (1)	0.577	0.242	0.330	0.592	0.432	-25.1%	5.884	1.596	-72.9%
Withdrawals/terminations	(0.673)	(0.638)	(0.556)	(1.152)	(0.924)	-37.3%	(3.730)	(3.270)	12.3%
Exchanges	0.138	0.002	—	(0.108)	0.001	-99.3%	0.137	(0.105)	NM

Net flows	0.042	(0.394)	(0.226)	(0.668)	(0.491)	NM	2.291	(1.779)	NM
Net investment gains and change in market value	0.180	0.057	(0.113)	(0.258)	(0.064)	NM	0.707	(0.378)	NM
Transfer of assets to a third-party (5)	(12.313)	—	—	—	—	100.0%	(12.313)	—	100.0%
Transfer of assets (to) from an inter-company manager (3)	—	—	—	0.784	—	NM	(0.780)	0.784	200.5%

Balance at End-of-Period (4)	$12.746	$12.409	$12.070	$11.928	$11.373	-10.8%	$12.746	$11.373	-10.8%

Institutional Equity
Balance at beginning-of-period	$23.699	$22.898	$20.498	$19.453	$15.595	-34.2%	$23.845	$22.898	-4.0%
Inflows (1)	1.653	0.986	0.580	0.698	0.754	-54.4%	4.588	3.018	-34.2%
Withdrawals/terminations	(1.996)	(1.100)	(0.889)	(1.984)	(1.457)	27.0%	(7.224)	(5.430)	24.8%
Exchanges	(0.001)	(0.002)	—	(0.053)	—	100.0%	(0.001)	(0.055)	NM

Net flows	(0.344)	(0.116)	(0.309)	(1.339)	(0.703)	NM	(2.637)	(2.467)	6.4%
Net investment gains and change in market value	(0.457)	(2.284)	(0.736)	(2.470)	(3.223)	NM	2.053	(8.713)	NM
Transfer of assets to a third-party (5)	—	—	—	(0.065)	—	NM	—	(0.065)	NM
Transfer of assets (to) from an inter-company manager (3)	—	—	—	0.016	—	NM	(0.363)	0.016	104.4%

Balance at End-of-Period (4)	$22.898	$20.498	$19.453	$15.595	$11.669	-49.0%	$22.898	$11.669	-49.0%

Total Institutional
Balance at beginning-of-period	$48.536	$35.644	$32.907	$31.523	$27.523	-43.3%	$46.686	$35.644	-23.7%
Inflows (1)	2.230	1.228	0.910	1.290	1.186	-46.8%	10.472	4.614	-55.9%
Withdrawals/terminations	(2.669)	(1.738)	(1.445)	(3.136)	(2.381)	10.8%	(10.954)	(8.700)	20.6%
Exchanges	0.137	—	—	(0.161)	0.001	-99.3%	0.136	(0.160)	NM

Net flows	(0.302)	(0.510)	(0.535)	(2.007)	(1.194)	NM	(0.346)	(4.246)	NM
Net investment gains and change in market value	(0.277)	(2.227)	(0.849)	(2.728)	(3.287)	NM	2.760	(9.091)	NM
Transfer of assets to a third-party (5)	(12.313)	—	—	(0.065)	—	100.0%	(12.313)	(0.065)	99.5%
Transfer of assets (to) from an inter-company manager (3)	—	—	—	0.800	—	NM	(1.143)	0.800	170.0%

Balance at End-of-Period (4)	$35.644	$32.907	$31.523	$27.523	$23.042	-35.4%	$35.644	$23.042	-35.4%

Total Retail and Institutional—At End-of-Period (4)	$85.357	$78.538	$75.691	$66.599	$54.542	-36.1%	$85.357	$54.542	-36.1%

General Account Assets—At End-of-Period	$67.417	$67.339	$65.997	$63.531	$65.680	-2.6%	$67.417	$65.680	-2.6%

Total Assets Under Management at End-of-Period	$152.774	$145.877	$141.688	$130.130	$120.222	-21.3%	$152.774	$120.222	-21.3%

Total Retail and Institutional—Net Flows	$(0.951)	$(1.165)	$(1.472)	$(3.333)	$(3.300)	NM	$(1.373)	$(9.270)	NM

Sub-Advised Assets, Included in Assets Under Management Above
Retail	$16.219	$14.212	$13.651	$11.168	$8.047	-50.4%	$16.219	$8.047	-50.4%
Institutional	4.570	4.071	3.794	3.035	2.180	-52.3%	4.570	2.180	-52.3%

Total Sub-Advised Assets	$20.789	$18.283	$17.445	$14.203	$10.227	-50.8%	$20.789	$10.227	-50.8%

(1)	Includes dividend reinvestments.
(2)	Reflects assets transferred to a third-party manager (Upromise) as a result of Delaware’s decision to exit the 529 Plan business.
(3)	Reflects assets that were transferred to an inter-company manager, which did not impact Lincoln’s consolidated assets under management.
(4)	Includes inter-segment and external assets under management.
(5)

In the fourth quarter of 2007, we sold a portion of our institutional fixed-income business to an unaffiliated investment management company. In the third quarter of 2008, a portion of our institutional equity business related to Lincoln’s 401(k) plan was transferred to a third-party.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 26

Investment Management

Assets Under Management Roll Forward (Continued) (1)

Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Inter-Segment Assets—Retail and Institutional
Balance at beginning-of-period	$10.175	$9.672	$9.191	$8.995	$8.937	-12.2%	$13.729	$9.672	-29.6%
Sales/inflows	0.743	0.718	0.375	0.812	0.829	11.6%	2.495	2.734	9.6%
Redemptions/withdrawals/terminations	(1.148)	(0.679)	(0.543)	(0.866)	(0.973)	15.2%	(3.402)	(3.061)	10.0%
Exchanges	0.133	—	—	(0.162)	—	-100.0%	0.133	(0.162)	NM

Net flows	(0.272)	0.039	(0.168)	(0.216)	(0.144)	47.1%	(0.774)	(0.489)	36.8%
Net investment gains and change in market value	(0.231)	(0.520)	(0.028)	(0.551)	(0.825)	NM	0.745	(1.924)	NM
Transfer of assets to a third-party	—	—	—	(0.075)	—	NM	—	(0.075)	NM
Transfer of assets (to) from an inter-company manager	—	—	—	0.784	—	NM	(4.028)	0.784	119.5%

Balance at End-of-Period	$9.672	$9.191	$8.995	$8.937	$7.968	-17.6%	$9.672	$7.968	-17.6%

Inter-Segment Assets—General Account at End-of-Period	$67.417	$67.339	$65.997	$63.531	$65.680	-2.6%	$67.417	$65.680	-2.6%

Total Inter-Segment Assets at End-of-Period	$77.089	$76.530	$74.992	$72.468	$73.648	-4.5%	$77.089	$73.648	-4.5%

Total External
Balance at beginning-of-period (2)	$89.541	$75.686	$69.346	$66.696	$57.662	-35.6%	$83.577	$75.686	-9.4%
Sales/inflows	5.081	4.004	3.132	3.176	2.951	-41.9%	21.257	13.263	-37.6%
Redemptions/withdrawals/terminations	(5.754)	(5.207)	(4.433)	(6.393)	(6.107)	-6.1%	(21.843)	(22.140)	-1.4%
Exchanges	(0.004)	(0.003)	(0.002)	0.101	—	100.0%	(0.012)	0.096	NM

Net flows	(0.677)	(1.206)	(1.303)	(3.116)	(3.156)	NM	(0.598)	(8.781)	NM
Net investment gains and change in market value	(0.817)	(5.134)	(1.347)	(5.944)	(7.932)	NM	5.221	(20.357)	NM
Transfer of assets (to) from a third-party	(12.361)	—	—	0.010	—	100.0%	(12.514)	0.010	100.1%
Transfer of assets from an inter-company manager	—	—	—	0.016	—	NM	—	0.016	NM

Balance at End-of-Period	$75.686	$69.346	$66.696	$57.662	$46.574	-38.5%	$75.686	$46.574	-38.5%

(1)	This roll forward breaks out total assets under management by inter-segment and external balances, which include both retail and institutional assets under management.
(2)	Includes Delaware’s VIP funds. Lincoln Financial insurance subsidiaries, as well as unaffiliated insurers, participate in these funds.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 27

Lincoln UK

Income Statements and Operational Data

Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Operating Revenues
Insurance premiums	$21.2	$19.0	$26.4	$18.9	$14.0	-34.0%	$95.3	$78.3	-17.8%
Mortality assessments	9.1	9.1	9.1	8.7	7.4	-18.7%	37.1	34.3	-7.5%
Expense assessments	46.5	37.1	42.6	31.1	26.2	-43.7%	156.6	137.0	-12.5%
Net investment income	21.5	20.3	19.8	21.1	16.8	-21.9%	81.1	78.0	-3.8%
Other revenues and fees	—	0.1	—	—	—	NM	0.1	0.1	0.0%

Total Operating Revenues	98.3	85.6	97.9	79.8	64.4	-34.5%	370.2	327.7	-11.5%

Operating Expenses
Benefits	36.9	30.7	30.2	26.5	19.9	-46.1%	137.5	107.3	-22.0%
Underwriting, acquisition, insurance and other expenses	41.9	38.5	40.0	34.4	30.0	-28.4%	162.6	142.9	-12.1%

Total Operating Expenses	78.8	69.2	70.2	60.9	49.9	-36.7%	300.1	250.2	-16.6%

Income from operations before federal income tax expense	19.5	16.4	27.7	18.9	14.5	-25.6%	70.1	77.5	10.6%
Federal income tax expense	6.8	5.7	9.7	6.6	5.1	-25.0%	24.5	27.1	10.6%

Income from Operations	$12.7	$10.7	$18.0	$12.3	$9.4	-26.0%	$45.6	$50.4	10.5%

Effective Tax Rate	34.9%	34.8%	35.0%	34.9%	35.2%		35.0%	35.0%

Average Equity	$368.5	$375.7	$384.6	$385.7	$392.1		$380.0	$384.6
Return on Average Equity	13.8%	11.4%	18.7%	12.8%	9.6%		12.0%	13.1%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$1.5	$1.0	$1.0	$1.0	$1.1	-26.7%	$4.9	$4.1	-16.3%
General and administrative expenses	28.1	26.6	25.9	21.9	21.5	-23.5%	108.3	95.9	-11.4%

Total commissions and expenses incurred	29.6	27.6	26.9	22.9	22.6	-23.6%	113.2	100.0	-11.7%
Less: commissions and expenses capitalized	(1.4)	(0.6)	(0.7)	(0.8)	(0.8)	42.9%	(4.0)	(2.9)	27.5%
Amortization of DAC and VOBA, net of interest	13.7	11.5	13.8	12.3	8.2	-40.1%	53.4	45.8	-14.2%

Total Underwriting, Acquisition, Insurance and Other Expenses	$41.9	$38.5	$40.0	$34.4	$30.0	-28.4%	$162.6	$142.9	-12.1%

Roll Forward of DAC and VOBA
Balance at beginning-of-period	$807.3	$772.1	$760.4	$749.9	$658.3		$809.0	$772.1
Deferrals	1.4	0.6	0.7	0.8	0.8		4.0	2.9
Amortization, net of interest:
Unlocking	(0.9)	1.3	(0.3)	(1.5)	1.0		(1.2)	0.5
Other amortization	(12.8)	(12.8)	(13.5)	(10.8)	(9.3)		(52.2)	(46.4)

Deferrals, net of amortization included in underwriting, acquisition, insurance and other expenses	(12.3)	(10.9)	(13.1)	(11.5)	(7.5)		(49.4)	(43.0)
Foreign currency translation adjustment	(22.9)	(0.8)	2.6	(80.1)	(117.3)		12.5	(195.6)

Balance at End-of-Period	$772.1	$760.4	$749.9	$658.3	$533.5		$772.1	$533.5

Roll Forward of DFEL
Balance at beginning-of-period	$398.2	$379.3	$371.5	$366.8	$323.8		$404.5	$379.3
Deferrals	0.9	0.9	0.6	0.8	0.9		3.3	3.2
Amortization, net of interest:
Unlocking	(1.0)	(0.5)	1.2	0.4	(0.2)		(5.2)	0.9
Other amortization	(7.5)	(7.7)	(7.9)	(4.9)	(4.8)		(29.7)	(25.3)

Deferrals, net of amortization included in expense assessments	(7.6)	(7.3)	(6.1)	(3.7)	(4.1)		(31.6)	(21.2)
Foreign currency translation adjustment	(11.3)	(0.5)	1.4	(39.3)	(57.5)		6.4	(95.9)

Balance at End-of-Period	$379.3	$371.5	$366.8	$323.8	$262.2		$379.3	$262.2

Unit-Linked Assets
Balance at beginning-of-period	$9.192	$8.850	$8.079	$7.833	$6.585	-28.4%	$8.757	$8.850	1.1%
Deposits	0.075	0.060	0.101	0.081	0.057	-24.0%	0.323	0.299	-7.4%
Withdrawals (including charges) and deaths	(0.227)	(0.213)	(0.227)	(0.189)	(0.138)	39.2%	(0.969)	(0.767)	20.8%

Net flows	(0.152)	(0.153)	(0.126)	(0.108)	(0.081)	46.7%	(0.646)	(0.468)	27.6%
Investment income and change in market value	0.070	(0.608)	(0.150)	(0.304)	(0.462)	NM	0.601	(1.524)	NM
Foreign currency adjustment	(0.260)	(0.010)	0.030	(0.836)	(1.064)	NM	0.138	(1.880)	NM

Balance at End-of-Period	$8.850	$8.079	$7.833	$6.585	$4.978	-43.8%	$8.850	$4.978	-43.8%

Individual Life In Force	$19.022	$18.283	$18.009	$15.605	$12.284	-35.4%	$19.022	$12.284	-35.4%

Exchange Rate—Dollars to Pounds
For-the-period	2.051	1.987	1.986	1.897	1.590	-22.5%	2.007	1.865	-7.1%
End-of-period	1.987	1.985	1.992	1.778	1.459	-26.6%	1.987	1.459	-26.6%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 28

Other Operations (1)

Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Operating Revenues
Insurance premiums	$0.7	$1.4	$1.7	$0.6	$0.3	-57.1%	$3.5	$4.0	14.3%
Net investment income	101.3	98.6	87.1	90.8	81.9	-19.2%	372.5	358.4	-3.8%
Amortization of deferred gain on business sold through reinsurance (2)	18.6	18.5	18.4	18.4	18.4	-1.1%	74.5	73.7	-1.1%
Other revenues and fees	1.2	(2.3)	0.6	1.1	(1.1)	NM	3.1	(1.7)	NM
Communications revenues	26.5	21.7	22.9	21.5	19.4	-26.8%	106.8	85.5	-19.9%
Inter-segment elimination of investment advisory fees	(20.3)	(20.0)	(20.6)	(20.6)	(20.3)	0.0%	(87.1)	(81.5)	6.4%

Total Operating Revenues	128.0	117.9	110.1	111.8	98.6	-23.0%	473.3	438.4	-7.4%

Operating Expenses
Interest credited	47.8	45.8	41.8	42.6	40.7	-14.9%	184.4	170.9	-7.3%
Benefits	36.4	27.8	29.0	30.7	25.7	-29.4%	146.4	113.2	-22.7%
Underwriting, acquisition, insurance and other expenses	55.2	34.9	46.7	31.6	44.0	-20.3%	163.5	157.2	-3.9%
Taxes, licenses and fees	5.1	2.1	1.1	2.6	1.4	-72.5%	12.9	7.2	-44.2%
Interest and debt expenses	80.3	75.4	64.8	68.6	72.3	-10.0%	284.0	281.1	-1.0%
Communications expenses	13.5	15.5	15.4	14.2	14.7	8.9%	56.5	59.8	5.8%
Inter-segment elimination of investment advisory fees	(20.3)	(20.0)	(20.6)	(20.6)	(20.3)	0.0%	(87.1)	(81.5)	6.4%

Total Operating Expenses	218.0	181.5	178.2	169.7	178.5	-18.1%	760.6	707.9	-6.9%

Loss from operations before federal income tax benefit	(90.0)	(63.6)	(68.1)	(57.9)	(79.9)	11.2%	(287.3)	(269.5)	6.2%
Federal income tax benefit	(30.7)	(21.3)	(23.7)	(18.4)	(25.1)	18.2%	(114.0)	(88.4)	22.5%

Loss From Operations	$(59.3)	$(42.3)	$(44.4)	$(39.5)	$(54.8)	7.6%	$(173.3)	$(181.1)	-4.5%

Run Off Institutional Pensions Account Values - Balance at End-of-Period	$2.094	$2.074	$2.051	$2.010	$1.941	-7.3%	$2.094	$1.941	-7.3%

Discontinued Operations Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Discontinued Operations Before Disposal
Income from discontinued operations before federal income tax expense	$13.9	$7.4	$—	$—	$—	-100.0%	$45.7	$7.4	-83.8%
Federal income tax expense	4.8	2.6	—	—	—	-100.0%	16.0	2.6	-83.8%

Income From Discontinued Operations Before Disposal	9.1	4.8	—	—	—	-100.0%	29.7	4.8	-83.8%

Disposal
Gain (loss) on disposal before federal income tax expense (benefit)	57.1	(12.3)	(0.4)	(0.2)	0.6	-98.9%	57.1	(12.2)	NM
Federal income tax expense (benefit)	193.0	(3.3)	(0.1)	0.8	0.2	-99.9%	193.0	(2.4)	NM

Gain (Loss) on Disposal	(135.9)	(9.0)	(0.3)	(1.0)	0.4	100.3%	(135.9)	(9.8)	92.8%

Income (Loss) From Discontinued Operations	$(126.8)	$(4.2)	$(0.3)	$(1.0)	$0.4	100.3%	$(106.2)	$(5.0)	95.3%

(1)	Includes inter-segment eliminations of transactions.
(2)	Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 29

Consolidated Domestic Deposits, Account Balances, and Net Flows

Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Deposits
Retirement Solutions:
Annuities—fixed annuities (1)	$1.288	$1.160	$1.371	$1.276	$1.233	-4.3%	$4.322	$5.040	16.6%
Defined Contribution—fixed annuities	0.267	0.332	0.280	0.290	0.279	4.5%	1.104	1.181	7.0%
Annuities—variable annuities	2.594	1.866	2.065	1.672	1.087	-58.1%	9.135	6.690	-26.8%
Defined Contribution—variable products (2)	0.997	1.219	1.141	1.044	0.962	-3.5%	4.445	4.366	-1.8%
Insurance Solutions—Life Insurance	1.194	1.132	1.062	1.082	1.217	1.9%	4.413	4.493	1.8%
Investment Management:
Annuities	0.953	1.562	0.786	1.075	1.032	8.3%	4.046	4.455	10.1%
Mutual funds	2.241	1.592	1.407	1.303	1.337	-40.3%	7.433	5.639	-24.1%
Managed accounts and other	0.398	0.341	0.403	0.320	0.225	-43.5%	1.800	1.289	-28.4%
Consolidating adjustments	(0.926)	(1.494)	(0.776)	(1.061)	(1.019)	-10.0%	(3.493)	(4.350)	-24.5%

Total Gross Retail Deposits	9.006	7.710	7.739	7.001	6.353	-29.5%	33.205	28.803	-13.3%

Investment Management—institutional	2.230	1.228	0.910	1.290	1.186	-46.8%	10.472	4.614	-55.9%
Consolidating adjustments	(0.192)	(0.092)	(0.034)	(0.052)	(0.109)	43.2%	(0.521)	(0.287)	44.9%

Total Gross Deposits	$11.044	$8.846	$8.615	$8.239	$7.430	-32.7%	$43.156	$33.130	-23.2%

	As of
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change
Account Balances
Retirement Solutions:
Annuities—fixed annuities (1)	$16.470	$16.395	$16.544	$16.493	$16.530	0.4%
Defined Contribution—fixed annuities	10.889	11.217	11.294	11.418	11.638	6.9%
Annuities—variable annuities	58.643	54.966	55.854	49.982	40.925	-30.2%
Defined Contribution—variable products (2)	25.169	23.547	23.748	21.155	17.240	-31.5%
Insurance Solutions—Life Insurance	32.558	32.341	32.603	32.283	31.753	-2.5%
Investment Management:
Annuities	12.282	11.697	11.700	10.952	9.377	-23.7%
Mutual funds	19.793	18.690	18.176	16.699	14.021	-29.2%
Managed accounts and other	17.638	15.244	14.292	11.425	8.102	-54.1%
Consolidating adjustments	(11.798)	(11.264)	(11.286)	(10.590)	(9.086)	23.0%

Total Retail Account Balances	181.645	172.832	172.925	159.817	140.500	-22.7%

Investment Management—institutional	35.644	32.907	31.523	27.523	23.042	-35.4%
Consolidating adjustments	(2.357)	(2.208)	(2.124)	(2.423)	(2.143)	9.1%

Total Account Balances	$214.931	$203.531	$202.323	$184.917	$161.399	-24.9%

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Net Flows
Retirement Solutions:
Annuities	$1.809	$1.181	$1.589	$0.944	$0.376	-79.2%	$4.991	$4.090	-18.1%
Defined Contribution	(0.091)	0.280	0.237	0.093	0.171	287.9%	0.337	0.781	131.8%
Insurance Solutions—Life Insurance	0.782	0.651	0.677	0.690	0.804	2.8%	2.645	2.822	6.7%
Investment Management—retail	(0.649)	(0.655)	(0.937)	(1.326)	(2.106)	NM	(1.027)	(5.024)	NM
Consolidating adjustments	0.140	(0.098)	(0.075)	(0.025)	0.071	-49.3%	0.537	(0.127)	NM

Total Retail Net Flows	1.991	1.359	1.491	0.376	(0.684)	NM	7.483	2.542	-66.0%

Investment Management—institutional	(0.302)	(0.510)	(0.535)	(2.007)	(1.194)	NM	(0.346)	(4.246)	NM
Consolidating adjustments	0.132	0.030	0.052	0.253	0.130	-1.5%	0.282	0.465	64.9%

Total Net Flows	$1.821	$0.879	$1.008	$(1.378)	$(1.748)	NM	$7.419	$(1.239)	NM

(1)	Includes fixed portion of variable annuities.
(2)	Includes amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 30

Consolidated Investment Data - Assets Managed

Unaudited (in billions)

	As of
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change
Assets Managed by Source
LNC’s investments and cash:
Available-for-sale fixed maturity securities	$56.276	$55.624	$54.518	$51.931	$48.934	-13.0%
Available-for-sale equity securities	0.518	0.474	0.465	0.493	0.289	-44.2%
Trading securities	2.730	2.714	2.551	2.393	2.333	-14.5%
Other investments	12.449	12.794	12.720	13.140	15.786	26.8%

Total LNC investments	71.973	71.606	70.254	67.957	67.342	-6.4%
Separate accounts	91.113	84.703	85.295	74.971	60.633	-33.5%
Cash and invested cash	1.666	2.447	1.921	2.160	5.926	255.7%

Total LNC	164.752	158.756	157.470	145.088	133.901	-18.7%
Non-affiliate assets managed	71.975	66.020	63.197	54.419	44.107	-38.7%

Total Assets Managed	$236.727	$224.776	$220.667	$199.507	$178.008	-24.8%

Assets Managed by Advisor
Investment Management segment (1)	$85.357	$78.538	$75.691	$66.599	$54.542	-36.1%
Delaware Investment Advisers (2)	67.417	67.339	65.997	63.531	65.680	-2.6%
Lincoln UK (excluding policy loans)	10.243	9.442	9.176	7.772	5.978	-41.6%
Policy loans	2.886	2.855	2.852	2.870	2.923	1.3%
Non-LNC affiliates	70.824	66.602	66.951	58.735	48.885	-31.0%

Total Assets Managed	$236.727	$224.776	$220.667	$199.507	$178.008	-24.8%

(1)	See page 25 for additional detail.
(2)	Represents assets managed internally. See page 25 for additional detail.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2008	PAGE 31

Consolidated Investment Data - Other Investment Data

Unaudited (millions of dollars)

	For the Three Months Ended						For the Years Ended
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change	Dec. 2007	Dec. 2008	% Change
Net Investment Income
Available-for-sale fixed maturity securities	$868.4	$858.0	$855.2	$856.1	$840.8	-3.2%	$3,411.3	$3,410.1	0.0%
Available-for-sale equity securities	10.4	9.1	7.8	7.0	5.2	-50.0%	41.2	29.1	-29.4%
Trading securities	42.4	42.5	42.1	41.0	40.3	-5.0%	176.1	165.9	-5.8%
Mortgage loans on real estate	122.0	121.6	128.6	121.2	122.1	0.1%	507.4	493.5	-2.7%
Real estate	13.3	8.0	6.4	6.0	5.2	-60.9%	56.5	25.6	-54.7%
Policy loans	44.6	44.6	43.2	46.1	45.4	1.8%	174.5	179.3	2.8%
Invested cash	20.4	18.9	15.3	12.2	16.4	-19.6%	72.6	62.8	-13.5%
Other investments	17.4	(2.9)	9.5	29.0	(68.4)	NM	123.9	(32.8)	NM

Investment income	1,138.9	1,099.8	1,108.1	1,118.6	1,007.0	-11.6%	4,563.5	4,333.5	-5.0%
Investment expense	(45.2)	(34.4)	(31.3)	(29.6)	(30.1)	33.4%	(185.3)	(125.4)	32.3%

Net Investment Income	$1,093.7	$1,065.4	$1,076.8	$1,089.0	$976.9	-10.7%	$4,378.2	$4,208.1	-3.9%

Average Invested Assets (Amortized Cost)	$70,987.4	$71,195.4	$71,438.8	$71,269.9	$70,666.6		$70.632.9	$71,142.7

Ratio of Net Investment Income Over Average Invested Assets	6.16%	5.99%	6.03%	6.11%	5.53%		6.20%	5.92%

Realized Loss Related to Investments
Available-for-sale fixed maturity securities:
Gross gains	$16.7	$9.1	$21.7	$26.8	$16.4	-1.8%	$124.6	$74.0	-40.6%
Gross losses	(87.7)	(100.0)	(137.8)	(380.1)	(527.6)	NM	(184.9)	(1,145.5)	NM
Equity securities:
Gross gains	0.3	2.7	0.3	1.1	0.7	133.3%	7.7	4.8	-37.7%
Gross losses	(110.9)	—	(7.0)	(26.0)	(131.0)	-18.1%	(111.4)	(164.0)	-47.2%
Gain (loss) on other investments	11.5	25.1	3.1	(0.9)	5.5	-52.2%	18.4	32.8	78.3%
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities	65.2	25.1	24.2	95.1	116.6	78.8%	29.3	261.0	NM

Total realized loss on investments, excluding trading securities	(104.9)	(38.0)	(95.5)	(284.0)	(519.4)	NM	(116.3)	(936.9)	NM
Loss on certain derivative instruments	(4.1)	(3.1)	(29.1)	(29.9)	(50.1)	NM	(10.8)	(112.2)	NM
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds	0.2	—	—	—	—	-100.0%	0.6	—	-100.0%

Total, pre-tax	(108.8)	(41.1)	(124.6)	(313.9)	(569.5)	NM	(126.5)	(1,049.1)	NM
Income taxes	(37.4)	(14.0)	(44.0)	(109.9)	(199.4)	NM	(44.1)	(367.3)	NM

Total, After-Tax	$(71.4)	$(27.1)	$(80.6)	$(204.0)	$(370.1)	NM	$(82.4)	$(681.8)	NM

	As of December 31, 2008		As of December 31, 2007
	Amount	% of Total	Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)	$51,265.4	99.4%	$59,003.9	99.1%
Fixed maturity securities (amortized cost)	57,498.6	99.2%	58,578.9	99.1%

Equity securities (fair value)	290.0	0.6%	520.1	0.9%
Equity securities (amortized cost)	468.1	0.8%	549.9	0.9%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA		24.5%		23.1%
AA or better		30.9%		32.9%
BB or less		4.5%		5.1%

General Account Investments

	As of December 31, 2008		As of December 31, 2007
	Amount	% of Total	Amount	% of Total
Fixed Maturities—Security Sector:
Corporate bonds	$36,710.4	75.0%	$44,147.9	78.5%
U.S. Government bonds	245.9	0.5%	222.0	0.4%
Foreign government bonds	760.8	1.5%	1,037.5	1.8%
Mortgage-backed securities	10,129.6	20.7%	10,604.6	18.8%
State and municipal bonds	125.4	0.3%	153.1	0.3%
Preferred stocks—redeemable	962.3	2.0%	110.7	0.2%

Total	$48,934.4	100.0%	$56,275.8	100.0%

	As of
	Dec. 2007	March 2008	June 2008	Sept. 2008	Dec. 2008	% Change
Composition of Investment Portfolio
Available-for-sale securities, at fair value:
Fixed maturity	$56,275.8	$55,624.0	$54,517.6	$51,931.1	$48,934.4	-13.0%
Equity	518.0	474.4	464.6	492.6	288.5	-44.3%
Trading securities	2,730.2	2,713.6	2,550.5	2,393.4	2,332.5	-14.6%
Mortgage loans on real estate and real estate	7,681.0	7,707.2	7,813.6	7,815.0	7,840.8	2.1%
Policy loans	2,885.4	2,854.8	2,852.5	2,870.1	2,923.3	1.3%
Derivative investments	807.1	1,091.1	889.9	1,262.2	3,397.2	NM
Other investments	1,075.0	1,141.0	1,163.5	1,193.0	1,624.2	51.1%

Total	$71,972.5	$71,606.1	$70,252.2	$67,957.4	$67,340.9	-6.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.